UNITED STATES
SECURITY AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Information Required In Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

HEALTHAXIS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Common Shareholders (“Special Meeting”) of Healthaxis Inc. (the “Company” or “Healthaxis”), which will be held on __________, 2005, at 10:00 a.m., Central Standard Time, at the offices of the Company located at 5215 N. O’Connor Blvd., Suite 800, Irving, Texas 75039. The official Notice of Special Meeting, together with a proxy statement and form of proxy, are enclosed. Please give this information your careful attention.

     At the Special Meeting, a proposal to approve the issuance of 8,333,333 or more shares of the Company’s Common Stock, 2,222,222 of which will be issued immediately at closing and up to 6,111,111 of which may be issued upon the exercise of related Warrants to purchase shares of Common Stock, the related financing transactions contemplated by the Stock and Warrant Purchase Agreement dated February  23, 2005 between the Company and the investor named therein, and each of the forms of the Warrants, Investor Rights Agreement and the Registration Rights Agreement attached thereto. The Healthaxis Board of Directors recommends approval of the issuance of these shares in the interest of providing the Company with the necessary funds to allow it to grow organically and strategically.

     Healthaxis invites all shareholders to attend the meeting in person. If you cannot be present, you may vote by mailing the enclosed proxy card, by telephone or by other methods made available by your bank, broker or nominee. Voting by written proxy will ensure your representation at the Special Meeting if you choose not to attend in person. Please review the instructions on the proxy card or the information forwarded by your bank, broker or nominee concerning your voting options. The shareholders attending the Special Meeting may vote in person even if they have returned a proxy.

Sincerely,

James W. McLane Chairman and Chief Executive Officer

Irving, Texas
March ___, 2005

HEALTHAXIS INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON _________________, 2005

TO THE SHAREHOLDERS OF HEALTHAXIS INC.:

     Healthaxis Inc. will hold a Special Meeting of Common Shareholders at 10:00 a.m., Central Standard Time, on __________ __, 2005, at the executive offices of Healthaxis Inc. located at 5215 N. O’Connor Blvd., Suite 800, Irving, Texas 75039, for the following purposes:

     1. To approve the issuance of 8,333,333 or more shares of the Company’s Common Stock, 2,222,222 of which will be issued immediately at closing and up to 6,111,111 of which may be issued upon the exercise of related Warrants to purchase shares of Common Stock, the related financing transactions contemplated by the Stock and Warrant Purchase Agreement dated February  23, 2005 between the Company and the investor named therein, and each of the forms of the Warrants, Investor Rights Agreement and the Registration Rights Agreement attached thereto; and

     2. To act upon such other matters as may properly come before the meeting, including any motion to adjourn to a later time to permit further solicitation of proxies if necessary to establish a quorum, or to obtain additional votes in favor of the proposals or before any postponements or adjournments thereof.

     The Board of Directors has fixed the close of business on March 11, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO VOTE BY COMPLETING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD OR BY OTHER MEANS MADE AVAILABLE BY YOUR BANK, BROKER OR NOMINEE. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

J. Brent Webb Secretary

Irving, Texas
March __, 2005

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APPENDIX A — Stock and Warrant Purchase Agreement
APPENDIX B — Form of Warrant #1
APPENDIX C — Form of Warrant #2
APPENDIX D — Form of Warrant #3
APPENDIX E — Form of Investor Rights Agreement
APPENDIX F — Form of Registration Rights Agreement

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Healthaxis Inc.
5215 N. O’Connor Blvd.
Suite 800
Irving, TX 75039

PROXY STATEMENT

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Healthaxis Inc. for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on __________ __, 2005, at 10:00 a.m., Central Standard Time, at the offices of the Company located at 5215 N. O’Connor Blvd., Suite 800, Irving, TX 75039, and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent or given to shareholders is March __, 2005. All references in this Proxy Statement to the “Company” or “Healthaxis” includes Healthaxis Inc. and its subsidiaries.

     If the enclosed form of proxy is signed and returned, it will be voted as specified in the proxy. If no vote is specified, it will be voted FOR each of the matters described in this Proxy Statement. If any other matter is properly presented at the Special Meeting for action, including a proposal to adjourn or postpone the Special Meeting to permit the Company to solicit additional proxies if necessary to establish a quorum or to obtain additional votes in favor of any proposal, the persons named in the accompanying proxy will vote on such matter in their own discretion. You may also vote by telephone. You may revoke your proxy at any time before it is exercised by writing to the Company’s Secretary; by timely delivering a properly executed, later-dated proxy; or by voting by ballot at the Special Meeting. The method by which you vote will not limit your right to vote at the Special Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or nominee, you must obtain a proxy, executed in your favor, from the bank, broker or nominee, to be able to vote at the Special Meeting.

     The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company has also retained Mellon Investor Services to aid in the solicitation of proxies. The Company estimates that the fees to be paid to Mellon Investor Services for its role as proxy solicitor will be approximately $6,000 plus the reimbursement of reasonable out-of-pocket expenses. Upon request by banks, brokers and nominees who are record holders of the Company’s Common Stock, par value $0.10 per share (the “Common Stock”), the Company is required to pay the reasonable expenses incurred by such banks, brokers and nominees for mailing proxy materials to the beneficial owners of the Common Stock.

OUTSTANDING STOCK AND VOTING RIGHTS

     The Company had 3,766,633 shares of Common Stock outstanding at the close of business on March 11, 2005 (the “Record Date”). In order for a quorum to be present at the Special Meeting, a majority of the outstanding shares of the Common Stock entitled to vote as of the close of business on the Record Date must be present in person or represented by proxy at the Special Meeting. All such shares that are present in person or represented by proxy at the Special Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

     Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Special Meeting. Approval of the “Proposal” described herein and any other matters properly brought before the Special Meeting requires the affirmative vote of a majority of the shares cast on the proposal. Under Pennsylvania law, abstentions are not considered to be cast votes and thus, although they will count for purposes of determining whether there is a quorum and for purposes of determining the voting power and number of shares entitled to vote at the Special Meeting, such abstentions will have no effect on the approval of any matter to come before the Special Meeting. Broker non-votes will not be counted for purposes of determining whether there is a quorum at the Special Meeting and will have no effect on the approval of any matter to come before the Special Meeting.

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SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 11, 2005, the beneficial ownership of the Company’s Common Stock: (i) by each person known by the Company to be the beneficial owner of five percent or more of the Company’s outstanding Common Stock, (ii) by each director of the Company, (iii) by the Chief Executive Officer and the four other most highly compensated executive officers during fiscal 2004 (the “Named Executive Officers”), and (iv) by the directors and executive officers of the Company as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.

5% Beneficial Owners(1)	Number of Shares Beneficially Owned(2)		Percent of Class

Alvin H. Clemens	270,341	(3)	7.1%
5 Radnor Corporate Center, Suite 555
100 Matsonford Road
Radnor, PA 19087

LB I Group Inc.	1,060,317	(4)	25.5%
c/o Lehman Brothers, Inc.
745 Seventh Avenue, 2nd Floor
New York, NY 10019

Directors and Executive Officers

Michael Ashker	192,109	(5)	4.9%

James W. McLane	260,117	(6)	6.5%

Adam J. Gutstein	15,500	(7)	*

Kevin F. Hickey	15,260	(8)	*

Thomas L. Cunningham	11,688	(9)	*

John W. Coyle	9,500	(10)	*

James J. Byrne	9,500	(11)	*

John M. Carradine	49,056	(12)	*

Charles S. Ramsburg	25,000	(13)	*

J. Brent Webb	33,964	(14)	*

Jimmy D. Taylor	15,105	(15)	*

All directors and executive officers as a	636,799	(16)	14.7%
group (11 Persons)

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* Less than 1%
(1)	The address of each director and executive officer is 5215 N. O’Connor Blvd., Suite 800, Irving, TX 75039.
(2)	Includes options exercisable within 60 days from March 11, 2005.
(3)

Mr. Clemens is a former officer and former director of the Company. Includes 41,449 shares subject to options and warrants exercisable within 60 days. Excludes options to purchase 91,792 shares of the Common Stock owned by the Beaver Creek Limited Partnership in which Mr. Clemens is a partner for which Mr. Clemens expressly disclaims beneficial ownership. The total shares shown in the table are based on the Company’s most recent records.

(4)	Includes 387,117 shares of the Common Stock subject to warrants exercisable within 60 days.
(5)	Includes options to purchase 187,222 shares of the Common Stock exercisable within 60 days.
(6)	Includes options to purchase 208,882 shares of the Common Stock exercisable within 60 days.
(7)	Includes options to purchase 14,500 shares of the Common Stock exercisable within 60 days.
(8)	Includes options to purchase 15,260 shares of the Common Stock exercisable within 60 days.
(9)	Includes options to purchase 11,688 shares of the Common Stock exercisable within 60 days.
(10)	Includes options to purchase 9,500 shares of the Common Stock exercisable within 60 days.
(11)	Includes options to purchase 9,500 shares of the Common Stock exercisable within 60 days.
(12)	Includes options to purchase 46,606 shares of the Common Stock exercisable within 60 days.
(13)	Effective as of January 31, 2005, Mr. Ramsburg is no longer with the Company. Includes options to purchase 20,000 shares of the Common Stock currently exercisable that will expire on April 30, 2005.
(14)	Includes options to purchase 32,214 shares of the Common Stock exercisable within 60 days.
(15)	Includes options to purchase 15,105 shares of the Common Stock exercisable within 60 days.
(16)	Includes options and warrants to purchase 570,477 shares of common stock exercisable within 60 days.

PROPOSAL I – APPROVAL OF ISSUANCE OF COMMON
STOCK AND RELATED SECURITIES TRANSACTIONS

General

     The Company entered into a Stock and Warrant Purchase Agreement on February 23, 2005 (the “Purchase Agreement”) with Tak Investments, Inc., a Delaware corporation (the “Investor”) owned by Mr. Sharad Tak. The Investor does not currently own any shares of the Company’s Common Stock. Under the terms and conditions set forth in the Purchase Agreement, at the closing of the transactions contemplated thereby (the “Closing”) the Company has agreed to issue to the Investor 2,222,222 shares of Common Stock at a per share purchase price of $2.25 for an aggregate initial investment of $5.0 million. Immediately following the Closing, the Investor will directly own shares of Common Stock representing approximately 37.1% of the Company’s outstanding voting shares of Common Stock (assuming none of the Company’s “Common Equivalents” are exercised or converted through the date of Closing). The Investor will also receive at the Closing three warrants (the “Warrants”), as follows:

  The first Warrant (“Warrant #1”), which provides for an exercise price of $2.25 per share of Common Stock and a term of two years from the date of registration of the shares issued or issuable upon exercise, would permit the Company to call the exercise of up to 3,333,333 shares of Common Stock (for an aggregate of up to $7.5 million) under certain conditions specified in Warrant #1, but would only permit the Investor to voluntarily exercise Warrant #1 for up to 2,222,222 shares of Common Stock (for an aggregate of $5.0 million);

  The second Warrant (“Warrant #2”), which provides for an exercise price of $2.70 per share of Common Stock and a term of three years from the date of Closing, would permit the Investor to exercise Warrant #2 for up to a maximum of between 555,556 and 1,388,889 shares of Common Stock, depending upon the number of shares purchased under Warrant #1; and

  The third Warrant (“Warrant #3”), which provides for an exercise price of $3.15 per share of Common Stock and a term of four years from the date of Closing, would permit the exercise by the Investor of up to a maximum of between 555,556 and 1,388,889 shares of Common Stock, depending upon the number of shares purchased under Warrant #1.

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The Warrants will be exercisable for a maximum of 6,111,111 additional shares of Common Stock which, taken together with the 2,222,222 shares of Common Stock initially purchased by the Investor, would result in the Investor beneficially owning approximately 47.8% of the Company’s fully diluted shares of Common Stock. The Company’s ability to call the exercise of Warrant #1 is subject to the satisfaction of certain conditions, including unanimous approval of such action by the Company’s Board of Directors (which would require the approval of the Investor’s designees to the Board of Directors). See “—Summary of Terms of the Transaction Agreements—The Warrants.”

     In connection with the Closing, the Company and the Investor will enter into a number of related agreements. Under the terms of an Investor Rights Agreement, the securities purchased by the Investor will be subject to limited transfer restrictions, and the Investor will have the right to approve certain fundamental corporate activities, the right to participate in other Healthaxis equity financings and, depending upon the size of the Company’s Board of Directors and the Investor’s continuing ownership position in the Company, the right to designate one to three nominees for election to the Company’s Board of Directors, as well as a Board observer. It is expected that immediately following the Closing, the Company’s Board of Directors will be expanded from seven members to nine members and the Investor therefore will have the right to designate two new members to the Company’s Board of Directors. The parties will also enter into a Registration Rights Agreement under which the Company agrees to file a registration statement covering the resale of the shares of common stock purchased under the Purchase Agreement or through exercise of the Warrants.

     As a condition to the Closing, the Company will also enter into a 5-year Remote Resourcing Agreement (the “Resourcing Agreement”) with Healthcare BPO Partners L.P., a company affiliated with the Investor and also owned by Mr. Tak. Healthcare BPO Partners will provide India-based personnel and infrastructure that will be utilized by the Company to provide “business process outsourcing,” or BPO, services and other software development and technical support services to support the Company’s operations. The Indian operations, which will be dedicated for the Company’s exclusive use, will be managed by the Company and based in Jaipur, India. These new Indian operations will supplement the Company’s existing operations in Utah, Texas and Jamaica. The Company’s Audit Committee, which reviews all related party transactions, has reviewed the Resourcing Agreement in detail and has approved the Company’s entering into this agreement if this Proposal is approved by the Company’s Common Shareholders.

     Also, as a condition to the Closing, the Company and four of its executives will enter into amendments to the Change in Control Employment Agreements governing their employment relationships with the Company. Under the terms of these amendments, the parties acknowledge that the transactions with the Investor trigger a “change in control” of the Company and that the Company and each of its executives will be bound to a 3-year employment term (other than Mr. McLane, as further described below under “— Amendments to Change in Control Employment Agreements”). The amendments also provide for changes in some of the executives’ duties and responsibilities, severance arrangements and cash and equity compensation.

     The Company is seeking Common Shareholder approval of the issuance of 8,333,333 or more shares of Healthaxis Common Stock, 2,222,222 of which will be issued at Closing and up to 6,111,111 of which may be issued upon the exercise of the Warrants, the related financing transactions contemplated by the Purchase Agreement, and each of the forms of the Warrants, the Investor Rights Agreement, and the Registration Rights Agreement (collectively, the “Transaction Agreements”). The Board of Directors of Healthaxis has approved the Transaction Agreements and the financing transactions contemplated thereby (the “Securities Transactions”), and recommends that the Common Shareholders approve the foregoing proposal (this “Proposal”).

     The foregoing summary of the matters contemplated by the Purchase Agreement and related agreements is qualified in its entirety by the more detailed disclosure provided elsewhere in this Proxy Statement and to the copies of the Purchase Agreement, Warrants, Investor Rights Agreement and Registration Rights Agreement included as Appendices hereto.

Background and Reasons for the Securities Transactions

     The Board of Directors has concluded that the best way for the Company to grow organically and strategically, to enhance shareholder value, and to become more competitive in the marketplace is through having operations of a significantly larger scale. The Board believes that solidifying the Company’s cash position to provide sufficient working capital to support current organic growth plans is

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critical to the success of those plans. Because of the Company’s current modest organic operations, in the near term, the Company is unlikely to be able to achieve the desired scale of operations through organic growth alone. In addition to organic growth initiatives, the Board of Directors believes that the Company needs to pursue simultaneously acquisitions and other strategic transactions in order to achieve the total desired scale of operations and its other growth objectives.

     The Securities Transactions for which the Company is now seeking approval will provide the Company with an immediate capital infusion of $5.0 million, which will be available to fund working capital necessary to pursue its organic growth strategy and pursue acquisitions. In addition, the Company's right to compel the exercise of Warrant #1 under certain conditions may provide a source of further financing that can be timed to coincide with future working capital needs or acquisitions.

     In addition to providing needed capital, the terms of the Resourcing Agreement should enable the Company to add scalability and redundancy to its operations and at the same time decrease its expenses by allowing it to conduct certain activities in India, thereby providing the Company with cost savings as compared to its operations in either the United States or Jamaica.

     The Board of Directors has deliberated at length with respect to the Securities Transactions and has weighed factors both for and against proceeding with the Securities Transactions. In particular, the Board considered the benefits of obtaining additional capital resources, noting the Company’s diminishing cash resources and the concurrent concerns of the Company’s customers, prospective customers, employees and other business partners. In addition, the Board of Directors evaluated the fairness of the price to be paid by the Investor in the Securities Transactions and the dilutive impact of the Securities Transactions to the Company's current Common Shareholders. In this regard, the Board of Directors noted that the per share price to be paid by the Investor for the initial shares of Common Stock and those provided for under Warrant #1 was an approximate 5% discount to the average closing price of the Common Stock over the 20 trading days preceding the announcement of the execution of the Purchase Agreement, as well as a number of other factors supporting the fairness to the Company of the price to be paid by the Investor. The Board of Directors also noted that Warrant #2 and Warrant #3 have escalating exercise prices and limited cashless exercise features. The other principal factors considered by the Board of Directors included the cost savings that the Company expects to achieve under the Resourcing Agreement and the rights and obligations of the Company and the Investor under the Investor Rights Agreement and the Registration Rights Agreement.

     The Board of Directors has determined that it is in the best interest of the Company and its shareholders for the Securities Transactions to be consummated so that the Company can have increased financial resources to pursue its organic and strategic growth vision. If this Proposal is approved by the Common Shareholders, the Company expects to close the Securities Transactions as promptly as possible after receiving such approval.

Factors Affecting Current Common Shareholders

     While the Board of Directors recommends Common Shareholder approval of this Proposal, and is of the opinion that consummation of the Securities Transactions is in the best interest of the Company and its shareholders, the Common Shareholders should consider the following factors as well as other information contained in this proxy statement in evaluating this Proposal.

Dilutive Impact

The number of shares issuable in the Securities Transactions would be dilutive to the Company’s current Common Shareholders. The Company’s current Common Shareholders own shares representing approximately 43% of the Company’s fully diluted shares of Common Stock, but after giving effect to the Securities Transactions, the Company’s current Common Shareholders would own shares representing approximately 22% of the Company’s fully diluted shares of Common Stock. The table below summarizes the impact on the Company’s capitalization of the completion of the Securities Transactions. The column titled “Common Equivalents” includes all outstanding shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) that are convertible into shares of Common Stock, as well as all options and warrants exercisable for shares of Common Stock. The column titled “Fully Diluted Shares of Common Stock” reflects the sum of all outstanding shares of Common Stock and all Common Equivalents.

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	Outstanding Shares of Common Stock	Common Equivalents		Fully Diluted Shares of Common Stock

Currently (as of March 11, 2005)	3,766,633	5,334,733	(1)	9,101,366

Shares Issuable to the Investor

Shares issued to the	2,222,222	–		2,222,222
Investor at Closing
Warrant #1	–	3,333,333		3,333,333
Warrant #2	–	1,388,889		1,388,889
Warrant #3	–	1,388,889		1,388,889

Total	5,988,855	11,445,844		17,434,699

(1)	“Common Equivalents” includes (1) 2,851,658 shares of Series A Convertible Preferred, (2) warrants to purchase 1,000,000 shares of Common Stock held by the Preferred Shareholders, (3) currently outstanding options to purchase 1,044,004 shares of Common Stock, as well as options to purchase 250,000 shares of Common Stock that the Company expects to grant to certain employees upon the closing of the Securities Transactions and (4) currently outstanding warrants to purchase 114,071 shares of Common Stock, as well as warrants to purchase 75,000 shares of Common Stock that the Company will grant to TripleTree LLC upon the Closing of the Securities Transaction in partial consideration of TripleTree LLC’s provision of financial advisory services to the Company in connection with the Securities Transactions.

     As indicated in the table above, immediately following the Closing of the Securities Transactions the Investor would directly own 2,222,222 shares of Common Stock, representing 37.1% of the Company’s outstanding voting shares of Common Stock (assuming none of the Company’s Common Equivalents are exercised or converted through the date of Closing), and would beneficially own 8,333,333, or 47.8% of the Company’s fully diluted shares of Common Stock. Further, if the Warrants held by the Investor are fully exercised for the maximum number of shares of Common Stock provided thereunder, but no other Common Equivalents are exercised or converted into shares of Common Stock, the Investor would own 68.9% of the Company’s outstanding shares of Common Stock. As a consequence of the consummation of the Securities Transactions, the Company’s current Common Shareholders will experience significant dilution.

Potential Control Implications

     Based upon the Investor’s ownership block noted above, the Investor will be able to exert substantial influence over, or actually control, the outcome of subsequent Common Shareholder votes. In addition, as long as the Investor maintains the required level of stock ownership specified in the Investor Rights Agreement, the Investor will have the right to nominate between one and three members to the Company’s Board of Directors, and will therefore be able to exert significant influence over the Company’s business.

     In addition, the Pennsylvania Business Corporation Law (the “PBCL”) contains provisions designed to protect the Company and its shareholders from some takeover transactions. Specifically, sections of the PBCL prohibit a person that acquires beneficial ownership of 20% or more of the voting power of a publicly held Pennsylvania corporation (such as Healthaxis), a so-called “interested shareholder,” from engaging in a business combination transaction with such a corporation, except in certain specified circumstances. A purpose of the statute is to prevent coercive second step transactions at an inadequate price to the other shareholders of the corporation. However, in this instance, because the Company’s Board of Directors has approved the Securities Transactions, in the event of the consummation of the Securities Transactions, the PBCL business combination statute will not prohibit a business combination transaction between the Company and the Investor.

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Pressure on Common Stock Price

     The closing of the Securities Transactions could itself have a depressive effect on the market price for the Common Stock because of the issuance of a large number of shares of Common Stock. Further, if the Warrants are exercised for shares of Common Stock, the total number of outstanding shares of Common Stock will be increased further and the sale of a substantial number of shares of Common Stock into the public market could occur. However, until the first anniversary of the Closing of the Securities Transactions, the Investor has agreed not to sell more than 25% of the shares of Common Stock initially purchased or those issuable under the Warrants, as described below under “Investor Rights Agreement.” Even while resales are restricted, the possibility of such shares being sold into the public market may adversely impact the Company’s stock price.

Risks Associated with Potential Strategic Transactions and Future Financings

     If the Securities Transactions are completed, the Company intends to consider and possibly pursue acquisitions of similar or complementary businesses to capitalize on the rapidly growing and fragmented health insurance claims services outsourcing market. The Company is planning to create a business process services company of sufficient breadth and scale of operations to leverage its fixed cost base. If the Company is not correct when it assesses the value, strengths, weaknesses, liabilities and potential profitability of acquisition candidates, or if the Company is not successful in integrating the operations of the acquired businesses, the success of the combined business could be compromised. Any future acquisitions will be accompanied by the risks commonly associated with acquisitions. These risks include, among others, potential exposure to unknown liabilities of acquired companies and to acquisition costs and expenses, the difficulty and expense of integrating the operations and personnel of the acquired companies, the potential disruption to the business of the combined company and potential diversion of management’s time and attention, the impairment of relationships with and the possible loss of key employees and clients as a result of the changes in management, potential future write-downs related to goodwill impairment in connection with acquisitions, and dilution to the shareholders of the combined company if the acquisition is made or financed with the stock of the combined company. In addition, asset classes, technologies or businesses of acquired companies may not be effectively assimilated into the Company’s business or have a positive effect on the combined company’s revenues or earnings. The Company may also incur significant expense to complete acquisitions and to support the acquired asset classes and businesses. Further, any such acquisitions may be funded with cash, debt or equity, which could have the effect of diluting the holdings or limiting the rights of shareholders. Depending upon the nature and structure of such acquisitions and the financing thereof, the Common Shareholders may or may not have the opportunity to approve such acquisitions and financings. Finally, the Company may not be successful in identifying attractive acquisition candidates or completing acquisitions on favorable terms.

Summary of Terms of the Transaction Agreements

     The following summary of the Transaction Agreements is qualified by reference to the complete text of (i) the Purchase Agreement with the Investor, (ii) the forms of each Warrant, (iii) the form of Investor Rights Agreement with the Investor, and (iv) the form of Registration Rights Agreement with the Investor. Each of these Transaction Agreements are attached as Appendices A through F, respectively, to this Proxy Statement. The Company urges its Common Shareholders to read the Transaction Agreements in their entirety.

The Purchase Agreement

     The Purchase Agreement, by and among the Company and the Investor, provides for the issuance at Closing to the Investor of 2,222,222 shares of Common Stock at a per share purchase price of $2.25 ($5.0 million in the aggregate) and Warrants exercisable for up to an additional 6,111,111 shares of the Common Stock.

     The Purchase Agreement contains representations and warranties relating to the Company’s organization and qualification, capitalization, authorization and enforceability of the Purchase Agreement, the Company’s filings with the SEC, the applicability of various anti-takeover laws and arrangements to the Company, certain aspects of the Company’s business, such as labor relations, employee benefit plans, intellectual property, and the Company’s back-up of its computer software, among other matters. The Purchase Agreement also contains representations and warranties by the Investor relating to, among other matters, its investment intent, its status as an accredited investor, the authorization, binding effect and enforceability of the Purchase Agreement and its obligations thereunder.

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     The Purchase Agreement also contains a number of covenants, including:

  the submission by the Company of this Proposal to the Common Shareholders to obtain their approval,

  the timely filing of any reports required by the Securities Exchange Act of 1934, as amended,

  the listing of the shares of Common Stock, including shares issuable upon the exercise of the Warrants, on Nasdaq and the reservation for issuance of such shares by the Company,

  a prohibition of offers or sales by the Company of any security under circumstances that would require registration of the Common Stock, the Warrants, or the underlying common shares, and the use by each party to the Purchase Agreement of its best efforts to satisfy the conditions required for the Securities Transactions to be consummated.

     The obligation of the Company to effect the closing of the Securities Transactions pursuant to the Purchase Agreement is conditioned on the satisfaction or waiver of certain conditions, including, but not limited to, the following:

  payment of the purchase price for the initial shares of Common Stock by the Investor,

  the accuracy of the Investor’s representations and warranties,

  the execution by the Investor of the Investor Rights Agreement, the Registration Rights Agreement, and execution of the Resourcing Agreement by Healthcare BPO Partners, LP,

  the performance of all covenants and agreements by the Investor,

  the absence of an injunction prohibiting the consummation of the Securities Transactions,

  approval of this Proposal by the Common Shareholders,

  the person serving as the observer to the Board of Directors having executed a confidentiality agreement and agreed to comply with the Company’s insider trading policy and code of conduct,

  the Investor shall have delivered a letter from a financial institution stating that the sole stockholder of the Investor, Mr. Tak, has on deposit sufficient cash to fund the payment of the exercise price of Warrant #1, and execution of the amendments to the Change in Control Employment Agreements by the Company and the executives that are to be parties thereto (each of Messrs. McLane, Carradine, Webb and Taylor), to the extent they are employed by the Company on the date of Closing.

     The obligation of the Investor to effect the closing of the Securities Transactions pursuant to the Purchase Agreement is conditioned on the satisfaction or waiver of certain conditions, including, but not limited to, the following:

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  the accuracy of the Company’s representations and warranties,

  the execution by the Company of the Investor Rights Agreement, the Registration Rights Agreement and the Resourcing Agreement, and the issuance of the Warrants,

  the performance of all covenants and agreements by the Company,

  the right of first refusal of the Company’s holders of Preferred Stock with respect to the Securities Transactions having been modified or waived,

  the absence of an injunction prohibiting the consummation of the Securities Transactions,

  approval of this Proposal by the Common Shareholders,

  execution of the amendments to the Change in Control Employment Agreements by the Company and the executives that are to be parties thereto (each of Messrs. McLane, Carradine, Webb and Taylor), to the extent they are employed by the Company on the date of Closing, and two of the Investor’s designees having been appointed to the Company’s Board of Directors.

     The Purchase Agreement also contains express provisions regarding the terms upon which it may be terminated. Specifically, the Purchase Agreement can be terminated as follows:

  by the mutual agreement of the Company and the Investor.

  by either the Company or the Investor by delivering written notice to the other:

    at any time after June 30, 2005, if the closing of the Securities Transactions has not occurred and the failure is not caused by a breach of the agreement by the terminating party,

    if there has been a material breach of any representation, warranty, covenant or agreement on the part of the non-terminating party, which breach is not curable or if curable has not been cured within 15 days following receipt of written notice of the breach, or at the election of either party, if the Company’s common shareholders do not approve this Proposal.

     In general, each of the parties to the Purchase Agreement will pay its own fees and expenses relating to the Securities Transactions. However, the Company will pay $150,000 to Investor at the Closing. Also, in the event of termination because the Securities Transactions have not closed by June 30, 2005, the Company has materially breached the Purchase Agreement, or the common shareholders do not approve this Proposal, the Company will pay $150,000 to the Investor.

     The Company has agreed to indemnify the Investor for any losses it suffers as a result of the Company’s breach of any representation, warranty, covenant or agreement made by or to be performed by the Company under the Purchase Agreement.

     The parties have agreed to submit any dispute arising under the Transaction Documents to arbitration.

The Warrants

     Three different forms of Warrant will be issued at the Closing. Warrant #1 will have an initial exercise price of $2.25 per share. Warrant #1 will be exercisable at the option of the holder for up to 2,222,222 shares of common stock from the date of Closing until the second anniversary of the effectiveness of the registration statement the Company will file in accordance with the Registration Rights Agreement (the “Expiration Date”). Warrant #1 is exercisable from time to time in whole or in part.

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     The Company has the right to compel the holder of Warrant #1 to exercise Warrant #1 with respect to not more than 2,222,222 shares of Common Stock at any time during the period commencing six months after the date of Closing and ending on the Expiration Date if, and only if:

  at the time of the exercise, there is no litigation pending or to the Company's knowledge, threatened, such that a loss contingency in excess of $1.0 million is required, exclusive of amounts reasonably expected to be paid by the Company's insurance company;

  the Company uses the proceeds of the compelled exercise to effectuate an acquisition or another business purpose approved by the Board of Directors;

  at the time of the exercise, the Company is not the subject of bankruptcy or similar proceedings; and

  the Board of Directors, including the Investor’s designee(s) then serving on the Board of Directors, unanimously agree to compel exercise of Warrant #1.

     The Company has the right to compel the holder of Warrant #1 to exercise Warrant #1 with respect to not more than an additional 1,111,111 shares of Common Stock at any time during the period commencing on the date of Closing and ending on the Expiration Date if, and only if:

  at the time of the exercise, there is no litigation pending or to the Company's knowledge, threatened, such that a loss contingency in excess of $1.0 million is required, exclusive of amounts reasonably expected to be paid by the Company's insurance company;

  at the time of the exercise, the Company is not the subject of bankruptcy or similar proceedings;

  the Company uses the proceeds of the exercise to effectuate an acquisition of another entity or for another business purpose approved by the Company's Board of Directors; and

  the Board of Directors, including the Investor’s designee(s) then serving on the Board of Directors, unanimously agree to compel exercise of Warrant #1.

     Warrant #2 is exercisable for 555,556 shares of Common Stock, plus one additional share of Common Stock for each four shares of Common Stock purchased pursuant to Warrant #1 described above, for an aggregate of up to 1,388,889 shares of Common Stock. Warrant #2 will have an initial exercise price of $2.70 per share. Warrant #2 will be exercisable at the option of the holder from the date of Closing until the third anniversary thereof. Warrant #2 is exercisable from time to time in whole or in part.

     Warrant #3 is exercisable for 555,556 shares of Common Stock, plus one additional share of Common Stock for each four shares of Common Stock purchased pursuant to Warrant #1 described above, for an aggregate of up to 1,388,889 shares of Common Stock. Warrant #3 will have an initial exercise price of $3.15 per share. Warrant #3 will be exercisable at the option of the holder from the date of Closing until the fourth anniversary thereof. Warrant #3 is exercisable from time to time in whole or in part.

     Warrants #2 and #3 will have a cashless exercise feature, permitting the holder, in lieu of paying the exercise price, to surrender the Warrant for a number of shares of Common Stock determined by multiplying the number of shares of Common Stock underlying the Warrant by a fraction based on the exercise price of the Warrant and the current market value of the Common Stock. However, the cashless exercise feature can only be used by the holder after the first anniversary of the date of Closing (the second anniversary for Warrant #3) and only to purchase 10% of the shares of Common Stock covered thereby, and if (i) Warrant #1 has been exercised for at least $5.0 million; (ii) the Company’s Common Stock does not trade, at any time during the 12-month period immediately prior to the exercise date, at a daily market price greater than $3.50 per share for 20 trading days during any consecutive 30 trading day period; and (iii) if the Company’s average annual sales growth rate for the two fiscal years immediately prior to the exercise date is less than 15%.

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     The exercise price and number of covered shares of Common Stock for each of the three Warrants will be subject to adjustment upon a common stock split, reclassification, recapitalization, exchange, reorganization, merger, consolidation, the distribution of evidences of indebtedness or assets to the Common Shareholders or other similar corporate event.

The Investor Rights Agreement

     The Investor Rights Agreement will be executed by the Company, the Investor and Mr. Tak, the sole stockholder of the Investor, at the Closing, pursuant to which, in part, the Investor will agree to certain transfer restrictions on its purchased shares of Common Stock and the Warrants and shares of Common Stock underlying the Warrants (the “Restricted Securities”), and the Company will agree to certain limited restrictions on its future activities and to making certain nominations to its Board of Directors.

     During the one-year period following the Closing, the Investor is prohibited from transferring the Restricted Securities, provided that the Investor may at any time transfer up to 25% of the Restricted Securities; however, Warrant #1 cannot be transferred without the Company’s approval.

     The Company (and its designee) has a right of first refusal on any proposed transfer after the first anniversary of the Closing and until the Investor owns less than 10% of the Common Stock on a fully-diluted basis, to the extent that such transfer would result in the transferee owning 1,000,000 or more shares of Common Stock. If the Investor wants to engage in any such transaction, it must first give written notice to the Company, and the Company will have 15 business days from receipt of the notice to elect to purchase all (but not less than all) of the offered securities at the same price and subject to the same terms and conditions as set forth in the notice to the Company. If the Company or its designee does not exercise the right of first refusal, the Investor may complete the transfer of the Restricted Securities.

     After the first anniversary date of the Closing, transfers of the Restricted Securities will only be subject to restrictions imposed by applicable state or federal securities laws, and will not be restricted by the terms of the Investor Rights Agreement, except for the Company’s right of first refusal described above.

     The Company has agreed with the Investor that through the period ending on the earlier of the second anniversary of the date of effectiveness of the registration statement covering the resale of the shares of Common Stock pursuant to the Registration Rights Agreement, and the date on which the Investor beneficially owns neither (i) at least 10% of the Company's Common Stock on a fully-diluted basis, nor (ii) 75% or more of the combined number of shares of Common Stock purchased under the Purchase Agreement and issued or issuable under the Warrants, the Company will not take any of the following actions without the Investor's consent:

  sell a substantial portion of assets or stock, or consummate any consolidation or merger of the Company with another entity, or any material acquisition of or by the Company,

  transfer operational, managerial or voting control of the Company,

  create any equity or convertible debt security senior to the Common Stock,

  repurchase or redeem any shares of the Company's Series A Convertible Preferred Stock,

  enter into a new line of business or effect a material change in the nature of the Company’s business, or enter into any contract, agreement, understanding or arrangement relating to business operational activities conducted by the Company or its affiliates outside of the Untied States.

11

     The Company has also agreed to certain representation on its Board of Directors for the Investor. Upon the Closing, and as long as the Investor owns not less than the lesser of (i) 25% of the Company’s Common Stock on a fully-diluted basis or (ii) 75% or more of the number of shares of Common Stock purchased under the Purchase Agreement and issued or issuable upon exercise of the Warrants, the Company has agreed to cause two of Investor's designees to be nominated to the Board of Directors, to include such designees in the Company’s annual proxy statements, to use its reasonable best efforts to cause such designees to be elected to the Board of Directors, and to allow Investor the right to designate one person to be an observer at all board meetings (the Investor’s initial designated observer is Mr. Tak). If the Investor's security ownership in the Company falls below the requirement described above, but remains at or above 10% of the Company's Common Stock on a fully-diluted basis, then the Investor will only have the right to designate one board member, and no observer rights. If the total number of directors is fixed at a number greater than nine, then the Investor will be entitled to appoint a third designee, subject to the security ownership requirements described above.

     Pursuant to the Investor Rights Agreement, until 18 months after the Closing, the Investor will have the right to purchase up to 50% of any equity securities offered by the Company less the amount purchased by other currently existing holders of rights of first offer. If the Company wants to engage in any such transaction, it must first give written notice to the Investor, who will have 5 business days from receipt of the notice to elect to purchase its portion of the offered securities at the same price and subject to the same terms and conditions as set forth in the notice to the Investor. If the Investor does not purchase its portion of the securities so offered, the Company can proceed with the offer and sale of the securities to a third party.

The Registration Rights Agreement

     Under the Registration Rights Agreement, within 30 business days after the Closing of the Securities Transactions, the Company has agreed to file a registration statement on Form S-3 under the Securities Act for the resale of all 8,333,333 shares of Common Stock, including the shares issuable upon exercise of the Warrants, and any shares of the Company’s capital stock issued with respect to these securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise. These securities with registration rights are referred to as the registrable securities. The Company is required to cause the registration statement to become effective as soon as possible after the filing, but no later than 120 days after the filing date, and to keep the registration statement effective until all of the registrable securities can be sold under applicable law without the use of a registration statement.

     The holders of registrable securities will also have “piggyback” registration rights, meaning that if the Company files a registration statement with the SEC relating to an underwritten public offering, the Company will send a notice to holders of registrable securities that it intends to file such a registration statement, and the holders can request that their registrable securities be included in the registration statement, and the Company will use its reasonable best efforts to include their registrable securities in the registration statement unless the underwriter of the offering determines that the inclusion of the registrable securities will materially adversely affect the related offering.

     The Registration Rights Agreement will provide that the Company follow certain procedures in connection with its registration obligations, including the following:

  five business days prior to the filing of a registration statement, the Company will furnish to the holders, their attorney and any managing underwriter, copies of all documents proposed to be filed, which will be subject to their review, the Company will not file a registration statement or any prospectus or any amendments or supplements thereto to which holders of a majority of the registrable securities reasonably object,

  the Company will file any amendments to the registration statement as necessary to keep it continuously effective, and respond within 10 business days to any comments of the SEC on the registration statement,

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  the Company will notify the holders of registrable securities and their attorney and any underwriter when filings are made, when the SEC notifies the Company whether there will be a “review” of the registration statement, when the registration statement or post-effective amendment thereto becomes effective, and of certain other matters, the Company will provide copies of the registration statement and prospectus to each holder,

  the Company will supplement and amend the registration statement and prospectus as necessary,

  the Company will cause all registrable securities to be listed on Nasdaq, and the Company may exclude from the registration statement any holder who does not provide the information required by law to be disclosed in the registration statement within a reasonable time after receiving such request.

     The Registration Rights Agreement will provide that the Company may by written notice require that the holders immediately cease sales of registrable securities at any time that (i) the Company becomes engaged in a business activity or negotiation which is not disclosed in a registration statement which the Company reasonably believes must be disclosed and which the Company desires to keep confidential for business purposes, (ii) the Company determines that a particular disclosure determined to be required to be disclosed therein would be premature or would materially adversely affect the Company, or (iii) the registration statement or related prospectus can no longer be used under the existing rules and regulations for the Securities Act. The Company will use its commercially reasonable best efforts to ensure that use of the Registration Statement may be resumed as soon as practicable.

     The Company will agree to indemnify each holder from any losses and expenses related to material misstatements or omissions from the registration statement. The holders will indemnify the Company for any losses related to information they provide to the Company and that it must include in the registration statement. If such indemnification is found to be contrary to public policy, then the indemnifying party shall contribute to the amount paid by such indemnified party an amount in such proportion as is appropriate to reflect the relative fault of the indemnifying party in such losses as well as any other relevant equitable considerations.

     The expenses associated with such registration obligations, other than transfer taxes and selling commissions, will be borne by the Company.

Remote Resourcing Agreement

     Upon the Closing of the Securities Transactions, a subsidiary of Healthaxis will enter into the Resourcing Agreement with Healthcare BPO Partners, L.P., an affiliate of the Investor controlled by Mr. Tak, with operations in India. The Resourcing Agreement will allow the Company to take advantage of lower cost remote resources to provide operational scalability, redundancy and capacity. Healthcare BPO Partners will provide personnel resources and supporting infrastructure to the Company using its existing and future operations in India and in the United States. Healthcare BPO Partners will provide a production center facility and personnel that will be utilized by the Company to perform data capture and other claims front-end business processing services, and technical and professional personnel resources that will be used by the Company in support of various functions. Under the terms of the Resourcing Agreement, the Company may also relocate its primary data center to a facility in Virginia used by various affiliates of Mr. Tak.

     The Company expects that establishing an additional data capture processing center in India using lower cost resources than are available at its existing processing centers in Jamaica and Utah will lower its expenses. The India production center will use the same Healthaxis proprietary technology and production processes and procedures as the other Healthaxis production centers, and is intended to provide scalability and redundancy for this business process at a lower cost than the current centers and competitive with costs from other potential sources globally. This facility will be in addition to the Company’s existing Utah and Jamaica processing centers, which it intends to continue operating. The Company expects to establish the production center in India within 60 to 90 days following Closing of the Securities Transactions.

13

     Upon Closing of the Securities Transactions, the Company will develop a transition plan for the transfer of certain technical, development and support functions to lower cost remote resources in India. In addition, Healthaxis will explore the possible transfer of its Texas data center to a lower cost facility in the United States provided by Healthcare BPO Partners, and certain technical and support functions associated with the data center operation will be transferred to remote resources in India. Planning and implementation of the transfer of these functions is expected to take 12 to 18 months.

     Healthcare BPO Partners will provide dedicated remote personnel and the related physical plant and resources that support the remote functions, and Healthaxis will manage and direct the remote personnel. All non-managerial personnel in India will be fully dedicated to and managed by Healthaxis, and may not be utilized for non-Healthaxis business, and Healthcare BPO Partners personnel utilized for performance of the Services shall not be co-located with other Healthcare BPO Partners personnel performing services for third parties. Healthaxis will establish all processes, procedures, manners and methods, information technology architectures, standards and plans to be used to provide or support the remote functions. Healthaxis will own all intellectual property rights in the work product produced through utilization of the personnel to be provided under the Resourcing Agreement.

     During the term of the Resourcing Agreement, Healthcare BPO Partners will be the Company's exclusive provider of data capture services outside of the United States, except for the Company's existing Jamaica operations. Healthcare BPO Partners will invoice the Company monthly at agreed-upon rates, subject to annual increases. Under the terms of the Resourcing Agreement, all functions must be provided at globally competitive rates and meet quality and service level standards that are consistent with quality and service level standards Healthaxis is required to maintain for its customers. If the Company believes that it could obtain services similar to those provided by Healthcare BPO Partners from an unaffiliated third party provider at a significantly lower price, then the parties agree to work together in good faith to amend the Resourcing Agreement to provide for the establishment of additional offshore processing facilities, at a reasonably competitive price.

     The Resourcing Agreement is for an initial five year term. By giving prior written notice not less than six months prior to the expiration date of the initial term, either party has the right to negotiate in good faith, during a 60-day period, the terms and conditions upon which the term of the Resourcing Agreement may be extended for a period of five years following the expiration date of the initial five year term. If the parties are unable to reach an agreement, the Resourcing Agreement will expire. If either party commits a material breach of the Resourcing Agreement and does not cure it within 30 days after written notice, the non-breaching party may terminate the Resourcing Agreement. If the breach is of the type that cannot be cured within 30 days, then the breaching party must promptly proceed to commence curing the breach. The Resourcing Agreement may be terminated either in whole or in part with 180 days prior written notice if there are changes in applicable law that frustrate the essential purpose of the Resourcing Agreement. In addition, if Tak Investments neither owns in the aggregate 25% or more of the Common Stock on a fully-diluted basis, nor owns 75% or more of the combined number of shares of Common Stock purchased at the Closing of the Securities Transactions and shares of Common Stock issued or issuable upon exercise of the Warrants, then the Resourcing Agreement may be terminated by Healthaxis. On any event of termination or expiration of the Resourcing Agreement, Healthaxis is entitled to certain transition assistance and to continue to receive the resource services through the transition period.

     The parties indemnify each other for certain breaches regarding the protection of proprietary information, infringement of other persons' proprietary rights, and certain claims by government regulators or agencies.

Amendments to Change in Control Employment Agreements

     Messrs. McLane, Carradine, Webb and Taylor have Change in Control Employment Agreements with the Company which set forth, among other things, the terms and conditions pursuant to which the Company or its successor will continue to employ them or the amount of certain payments that would be made to each executive upon certain events following a change in control of the Company. At the closing, Messrs. McLane, Carradine, Webb and Taylor will each execute an amendment to his employment agreement, acknowledging that the Securities Transactions constitute a "change in control," as defined in the employment agreement, and that the Company and each of the executives will be bound to a three-year employment term (other than Mr. McLane, as described below).

14

     Pursuant to the amendment to Mr. McLane’s Change in Control Employment Agreement, the Company and Mr. McLane will agree that Mr. McLane’s duties as Chief Executive Officer shall gradually decrease, that he can conduct his business principally from Philadelphia, and that upon a date no later than December 31, 2006, Mr. McLane shall cease to serve as Chairman, unless a modification is mutually agreed upon by Mr. McLane and the Board of Directors of the Company. Mr. McLane’s cash compensation will be decreased to reflect the diminution of his duties. These changes in Mr. McLane’s duties are being made at Mr. McLane’s initiative. The severance payments to which Mr. McLane is entitled will also be slightly reduced. In addition, all four executives will waive their entitlement to terminate employment with the Company for any reason during the 30-day period immediately following the first anniversary of the Closing. Mr. Taylor's employment agreement amendment also includes an amendment of the formula used to calculate severance payments.

     In consideration of the concessions made by the executives in the employment agreement amendments, each amendment provides for a cash payment of $10,000 to be made to the executive at Closing, the vesting of all of the options to purchase the Company's Common Stock then held by the executive, and an additional option grant to Mr. McLane of options covering 75,000 shares of Common Stock, to Mr. Carradine of options covering 60,000 shares of Common Stock, to Mr. Webb of options covering 50,000 shares of Common Stock and to Mr. Taylor of options covering 40,000 shares of Common Stock.

Waivers

     As part of the Modification Transaction, the Company entered into an investor rights agreement with the holders of the Series A Convertible Preferred Stock (the "Preferred Shareholders"). The Preferred Shareholders do not have the right to vote on this Proposal. However, the investor rights agreement gives the Preferred Shareholders the right to participate in certain of the Company's financings by purchasing the securities offered in such financing. The Company sent a notice regarding the Securities Transactions to the Preferred Shareholders. Each of the Preferred Shareholders returned a written waiver, waiving its right to participate in the Securities Transactions, provided that the Securities Transactions close by June 30, 2005.

     In addition, the Company previously entered into a Rights Agreement with America Online, Inc., which gives America Online the right to participate in certain of the Company's financings by purchasing the securities offered in such financing. On February 22, 2005, the Company provided America Online with a notice regarding the Securities Transactions, and America Online has not exercised its participation rights. Under the terms of the Rights Agreement, the Company may proceed to complete the Securities Transactions and America Online will not have the right to participate therein, so long as the Securities Transactions close on or before June 7, 2005.

Why the Company is Seeking Shareholder Approval

     The Company’s shares of Common Stock are listed on the Nasdaq SmallCap Market. Marketplace Rule 4350(i)(1)(B) of the NASD requires that companies listed on the Nasdaq SmallCap Market obtain stockholder approval prior to the issuance of securities that could result in the change of control of the issuer. This rule is referred to as the “Change of Control Rule.” The NASD, however, currently does not define when a change of control of an issuer may be deemed to have occurred. A pending proposal to amend the NASD rules would provide that a change of control will be deemed to have occurred if an investor acquires, or obtains the right to acquire, 20% or more of the Common Stock or the voting power of an issuer on a post-transaction basis (subject to certain exceptions). Therefore, the consummation of the Securities Transactions by the Investor could potentially result in a “change of control” within the meaning of the Change of Control Rule and thus require stockholder approval.

     The Company believes that the securities issued and issuable in connection with the Securities Transactions would be deemed by Nasdaq to result in a change of control of the Company for purposes of the Change of Control Rule because of the substantial number of shares issuable to the Investor. The Securities Transactions may or may not constitute an actual change of control for corporate governance, contract or statutory purposes.

15

     In addition, NASD Rule 4350(i)(1)(D)(ii) (the “Share Issuance Rule”) requires the approval of the Company’s shareholders prior to any issuance by the Company of Healthaxis securities under certain circumstances, including in connection with a transaction (other than a public offering) involving the sale or issuance of the Common Stock, or securities convertible into or exercisable for Common Stock, equal to 20% or more of Common Stock or 20% or more of the Company’s voting power outstanding before the issuance at a price (or in the case of convertible securities, a conversion price) less than the greater of the book or market value of Common Stock.

     The Company is seeking Common Shareholder approval to ensure compliance with the Change of Control Rule and the Share Issuance Rule. The Company is therefore seeking approval of the issuance of a total of 8,333,333 shares of the Company’s Common Stock, including up to 6,111,111 shares issuable upon exercise of the Warrants, plus the issuance of any additional shares issuable upon adjustment as provided in the Warrants. Common Shareholders do not have any dissenters’ or appraisal rights with respect to the Securities Transactions.

Accounting and Tax Treatment

     Upon the closing of the Securities Transactions, the net cash received after subtracting closing and transaction costs will be recorded, Common Stock will be recorded at par value for the number of shares issued, and the difference will be recorded as additional-paid-in-capital.

     Accelerated vesting of certain options to purchase Common Stock for the executives under the amendments to Change in Control Employment Agreements may result in a non-cash charge to stock based compensation expense, depending upon the closing market price on the date of the Closing and whether such options are "in-the-money."

     The Company will not recognize any taxable gain or loss as a result of the Closing, as such transactions will be not be taxable to the Company. Further, the Closing will not result in the Company recognizing any taxable income.

Principal Effects of Approval or Non-Approval

     If the Common Shareholders approve this Proposal, the Company will issue the shares of common stock to the Investor, and receive $5.0 million cash, issue the three Warrants, and enter into the Transaction Agreements, the Remote Resources Agreement and the amendments to the Change in Control Employment Agreements.

     If the Common Shareholders do not approve this Proposal, the Securities Transactions will not close.

     In the opinion of the Board of Directors, a failure of the shareholders to approve this Proposal will have a serious detrimental effect on the Company’s prospective financial condition and its ability to maintain its existing customer base, pursue new sales, and pursue strategic transactions.

Required Vote

     The required vote that will result in the Common Shareholder approval of this Proposal is the affirmative vote of a majority of the total votes present in person or represented by proxy at the Special Meeting and entitled to vote on this Proposal. Under Pennsylvania law, abstentions are not considered to be cast votes and thus, although they will count for purposes of determining whether there is a quorum and for purposes of determining the voting power and number of shares entitled to vote at the Special Meeting, such abstentions will have no effect on the approval of any matter to come before the Special Meeting. Broker non-votes will not be counted for purposes of determining whether there is a quorum at the Special Meeting, and will have no effect on the approval of any matter to come before the Special Meeting.

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Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMMON
SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

ADVANCE NOTICE BYLAW PROVISION

     The Company’s Amended and Restated Bylaws provide that nominations by shareholders for directors to be elected, or proposals by shareholders to be considered, at a meeting of shareholders and which have not been previously approved by the Board of Directors must be submitted to the Secretary of the Company not later than (i) with respect to an election to be held, or a proposal considered, at an annual meeting of shareholders, the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company’s proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least ninety days prior to the date one year from the date of the immediately preceding the annual meeting of shareholders, and (ii) with respect to an election to be held, or a proposal to be considered at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders.

HOUSEHOLDING INFORMATION

     Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement and notice of annual meeting to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

     If the shares are registered in the name of the shareholder, the shareholder should contact Healthaxis at its offices at 5215 N. O’Connor Blvd., Suite 800, Irving, TX 75039, Attn: J. Brent Webb, Secretary, to inform the Company of their request. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

OTHER MATTERS

     If any other matters are properly presented at the Special Meeting, including a motion to adjourn, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as a person delivering a proxy would be entitled to vote. At the date this Proxy Statement was printed, the Company did not anticipate that any other matters would be raised at the Special Meeting.

By Order of the Board of Directors,

J. Brent Webb, Secretary

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Appendix A

STOCK AND WARRANT PURCHASE AGREEMENT

by and between

HEALTHAXIS INC.

and

TAK INVESTMENTS, INC.

February 23, 2005

TABLE OF CONTENTS

		Page

ARTICLE I DEFINITIONS		1

1.1	DEFINITIONS	1

ARTICLE II PURCHASE AND SALE OF SECURITIES		6

2.1	PURCHASE AND SALE OF COMMON STOCK	6

2.2	ISSUANCE OF WARRANTS	6

2.3	CLOSING	6

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		7

3.1	CORPORATE EXISTENCE AND POWER	7

3.2	AUTHORIZATION; NO CONTRAVENTION	7

3.3	BINDING EFFECT	7

3.4	GOVERNMENTAL AUTHORIZATION	8

3.5	CAPITALIZATION	8

3.6	AUTHORIZATION, VALIDITY AND ISSUANCE OF SECURITIES	9

3.7	LITIGATION	10

3.8	COMPLIANCE WITH LAWS	10

3.9	NO DEFAULT OR BREACH; CONTRACTUAL OBLIGATIONS	10

3.10	TITLE TO PROPERTIES AND ASSETS	11

3.11	REPORTS; FINANCIAL STATEMENTS; INTERNAL CONTROLS	11

3.12	TAXES	12

3.13	NO MATERIAL ADVERSE CHANGE; ORDINARY COURSE OF BUSINESS	12

3.14	PRIVATE OFFERING	13

3.15	ANTI-TAKEOVER DEVICES	13

3.16	LABOR RELATIONS	14

3.17	EMPLOYEE BENEFIT PLANS	14

3.18	LIABILITIES	15

3.19	INTELLECTUAL PROPERTY	15

3.20	INSURANCE	16

3.21	NETWORK REDUNDANCY AND COMPUTER BACK-UP	17

3.22	PRIVACY OF CUSTOMER INFORMATION	17

-i-

3.23	POTENTIAL CONFLICTS OF INTEREST	17

3.24	TRADE RELATIONS	17

3.25	BROKER’S, FINDER’S OR SIMILAR FEES	17

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER		17

4.1	POWER	17

4.2	AUTHORIZATION; NO CONTRAVENTION	17

4.3	GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS	18

4.4	BINDING EFFECT	18

4.5	PURCHASE FOR OWN ACCOUNT	18

4.6	RESTRICTED SECURITIES	19

4.7	BROKER’S, FINDER’S OR SIMILAR FEES	19

4.8	ACCREDITED INVESTOR	19

4.9	RESIDENCY	19

ARTICLE V COVENANTS		19

5.1	PREPARATION OF PROXY STATEMENT	19

5.2	SPECIAL MEETING	20

5.3	FURNISHING OF INFORMATION	20

5.4	LISTING AND RESERVATION OF PURCHASED SHARES AND WARRANT SHARES	20

5.5	NO INTEGRATED OFFERINGS	21

5.6	NOTICE OF BREACHES	21

5.7	FORM D	21

5.8	TRANSFER AGENT INSTRUCTIONS	21

5.9	PRESS RELEASE; FILING OF FORM 8-K	22

5.10	BEST EFFORTS	22

5.11	CONFIDENTIALITY	22

ARTICLE VI CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CLOSE		22

6.1	REPRESENTATIONS AND WARRANTIES	23

6.2	COMPLIANCE WITH THIS AGREEMENT	23

6.3	OFFICER’S CERTIFICATE	23

6.4	SECRETARY’S CERTIFICATE	23

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6.5	CHIEF FINANCIAL OFFICER’S CERTIFICATE	23

6.6	PURCHASED SECURITIES	24

6.7	INVESTOR RIGHTS AGREEMENT	24

6.8	REGISTRATION RIGHTS AGREEMENT	24

6.9	SERVICES AGREEMENT	24

6.10	AMENDMENTS TO THE EMPLOYMENT AGREEMENTS	24

6.11	OPINION OF COUNSEL	24

6.12	BOARD OF DIRECTORS	24

6.13	NASD	24

6.14	STATUS UPDATE	24

6.15	PREFERRED RIGHTS	24

6.16	NO INJUNCTION	24

6.17	COMMON SHAREHOLDERS’ APPROVAL	25

ARTICLE VII CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE		25

7.1	PAYMENT OF PURCHASE PRICE	25

7.2	INVESTOR RIGHTS AGREEMENT	25

7.3	REGISTRATION RIGHTS AGREEMENT	25

7.4	SERVICES AGREEMENT	25

7.5	AMENDMENTS TO THE EMPLOYMENT AGREEMENTS	25

7.6	REPRESENTATIONS AND WARRANTIES	25

7.7	COMPLIANCE WITH THIS AGREEMENT	25

7.8	BANK LETTER	25

7.9	NO INJUNCTION	26

7.10	COMMON SHAREHOLDERS’ APPROVAL	26

7.11	OBSERVER AGREEMENTS	26

ARTICLE VIII INDEMNIFICATION		26

8.1	INDEMNIFICATION	26

8.2	NOTIFICATION	26

8.3	CONTRIBUTION	27

ARTICLE IX TERMINATION OF AGREEMENT		27

9.1	TERMINATION	28

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9.2	SURVIVAL	28

ARTICLE X MISCELLANEOUS		29

10.1	SURVIVAL OF REPRESENTATIONS AND WARRANTIES	29

10.2	NOTICES	29

10.3	SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES	30

10.4	AMENDMENT AND WAIVER	30

10.5	COUNTERPARTS	30

10.6	HEADINGS	31

10.7	GOVERNING LAW	31

10.8	DISPUTES	31

10.9	SEVERABILITY	31

10.10	RULES OF CONSTRUCTION	32

10.11	ENTIRE AGREEMENT	32

10.12	FEES AND EXPENSES	32

10.13	PUBLIC ANNOUNCEMENTS	32

10.14	FURTHER ASSURANCES	32

-iv-

Appendix A

STOCK AND WARRANT PURCHASE AGREEMENT

     THIS STOCK AND WARRANT PURCHASE AGREEMENT is dated as of February 23, 2005 (this “Agreement”), by and between Healthaxis Inc., a Pennsylvania corporation (the “Company”) and Tak Investments, Inc., a Delaware corporation (the “Purchaser”).

     WHEREAS, upon the terms and conditions set forth in this Agreement, the Company proposes to issue and sell to the Purchaser (a) 2,222,222 shares (“Purchased Shares”) of common stock of the Company, par value $0.10 per share (the “Common Stock”), (b) a warrant in the form attached hereto as Exhibit A (the “First Warrant”) with put and call features to purchase up to 3,333,333 shares of Common Stock, (c) a warrant in the form attached hereto as Exhibit B (the “Second Warrant”) to purchase up to 1,388,889 shares of Common Stock, and (d) a warrant in the form attached hereto as Exhibit C (the “Third Warrant”) to purchase up to 1,388,889 shares of Common Stock pursuant to Sections 2.1 and 2.2 of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

     1.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     “Affiliate” shall mean any Person who is an “affiliate” as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     “Agreement” means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

     “Amendments to the Employment Agreements” means the amendments to the Change in Control Employment Agreements of James McLane, John Carradine, J. Brent Webb and Jimmy Taylor.

     “Application” has the meaning set forth in Section 5.4 of this Agreement.

     “Articles of Incorporation” means the Amended and Restated Articles of Incorporation, as amended, of the Company, as in effect on the date hereof.

     “Assets” has the meaning set forth in Section 3.10 of this Agreement.

     “Audited 2003 Financial Statements” has the meaning set forth in Section 3.11 of this Agreement.

     “BCL” means the Pennsylvania Business Corporation Law.

     “Board of Directors” means the Board of Directors of the Company.

     “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Texas are authorized or required by law or executive order to close.

     “Bylaws” means the Second Amended and Restated Bylaws of the Company as in effect on the date hereof.

     “Claims” has the meaning set forth in Section 3.7 of this Agreement.

     “Closing” has the meaning set forth in Section 2.3 of this Agreement.

     “Closing Date” has the meaning set forth in Section 2.3 of this Agreement.

     “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

     “Commission” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

     “Common Stock” has the meaning set forth in the recitals to this Agreement.

     “Commonly Controlled Entity” means any entity which is under common control with the Company within the meaning of Code Section 414(b), (c), (m), (o) or (t).

     “Company” has the meaning set forth in the preamble to this Agreement.

     “Company Plans” means each Plan that the Company and each of its Subsidiaries maintains or to which the Company and each of its Subsidiaries contributes.

     “Condition of the Company” means the assets, business, properties, operations or financial condition of the Company and its Subsidiaries, taken as a whole.

     “Confidential Information” has the meaning set forth in Section 5.11 of this Agreement.

     “Contractual Obligations” means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

     “Copyrights” means any foreign or United States copyright registrations and applications for registration thereof, and any non-registered copyrights.

     “Environmental Laws” means federal, state, local and foreign laws, principles of common laws, civil laws, regulations, and codes, as well as orders, decrees, judgments or injunctions, issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     “First Warrant” has the meaning set forth in the recitals to this Agreement.

     “Fundamental Transaction” means a merger, consolidation, share exchange, sale of all or substantially all of the Company’s assets or voluntary dissolution of the Company.

     “GAAP” means United States generally accepted accounting principles in effect from time to time.

     “Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity, including, without limitation, Nasdaq, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or securities markets, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     “Indemnified Party” has the meaning set forth in Section 8.1 of this Agreement.

     “Initial Financial Statements” has the meaning set forth in Section 3.11 of this Agreement.

     “Intellectual Property” has the meaning set forth in Section 3.19 of this Agreement.

     “Internet Assets” means any Internet domain names, Internet and world wide web URLs or addresses, and other computer user identifiers and any rights in and to sites on the worldwide web, including rights in and to any text, graphics, audio and video files and html or other code incorporated in such sites.

     “Investor Rights Agreement” means the Investor Rights Agreement substantially in the form attached hereto as Exhibit D.

     “Irrevocable Transfer Agent Instructions” has the meaning set forth in Section 5.8 of this Agreement.

     “Liabilities” has the meaning set forth in Section 3.18 of this Agreement.

     “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, preemptive right, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).

     “Losses” has the meaning set forth in Section 8.1 of this Agreement.

     “Material Adverse Effect” means a material adverse effect on the Condition of the Company.

     “Material Contractual Obligations” has the meaning set forth in Section 3.9 of this Agreement.

     “Nasdaq” means the Nasdaq SmallCap Market.

     “Orders” has the meaning set forth in Section 3.2 of this Agreement.

     “Patents” means any foreign or United States patents and patent applications, including any divisions, continuations, continuations-in-part, substitutions or reissues thereof, whether or not patents are issued on such applications and whether or not such applications are modified, withdrawn or resubmitted.

     “Permits” has the meaning set forth in Section 3.8 of this Agreement.

     “Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     “Plan” means any employee benefit plan, arrangement, policy, program, agreement or commitment (whether or not an employee plan within the meaning of section 3(3) of ERISA), including, without limitation, any employment, consulting or deferred compensation agreement, executive compensation, bonus, incentive, pension, profit-sharing, savings, retirement, stock option, stock purchase or severance pay plan, any life, health, disability or accident insurance plan, whether oral or written, whether or not subject to ERISA, as to which the Company or any Commonly Controlled Entity has or in the future could have any direct or indirect, actual or contingent liability.

     “Proposal” has the meaning set forth in Section 5.1 of this Agreement.

     “Proxy Statement” has the meaning set forth in Section 5.1 of this Agreement.

     “Purchased Securities” has the meaning set forth in Section 2.2 of this Agreement.

     “Purchased Shares” has the meaning set forth in the recitals of this Agreement.

     “Purchased Warrants” has the meaning set forth in Section 2.2 of this Agreement.

     “Purchaser” has the meaning set forth in the preamble to this Agreement.

     “Registration Rights Agreement” means the Registration Rights Agreement substantially in the form attached hereto as Exhibit E.

     “Requirement of Law” means, as to any Person, any law, Environmental Law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

     “SEC Reports” has the meaning set forth in Section 3.11 of this Agreement.

     “Second Warrant” has the meaning set forth in the recitals to this Agreement.

     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     “Secretary” has the meaning set forth in the Company’s Bylaws.

     “Services Agreement” means an agreement between the Company (or a Subsidiary of the Company) and an entity affiliated with the Purchaser relating to data capture, data center operations and certain related services, substantially in the form attached hereto as Exhibit F.

     “Software” means any computer software programs, source code, object code, data and documentation, including, without limitation, any computer software programs that incorporate and run the Company’s pricing models, formulae and algorithms.

     “Special Meeting” has the meaning set forth in Section 2.3 of this Agreement.

     “Stock Equivalents” means any security or obligation which is by its terms convertible into or exchangeable or exercisable for shares of Common Stock or other capital stock of the Company, and any option, warrant or other subscription or purchase right with respect to common stock or such other capital stock.

     “Subsidiary” means, as of the relevant date of determination, with respect to any Person, a corporation or other Person of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

     “Taxes” means any federal, state, provincial, county, local, foreign and other taxes (including, without limitation, income, profits, windfall profits, alternative, minimum, accumulated earnings, personal holding company, capital stock, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto.

     “Third Warrant” has the meaning set forth in the recitals to this Agreement.

     “Trade Secrets” means any confidential and proprietary information including, but not limited to, research records, processes, procedures, manufacturing formulae, technical know-how, technology, blue prints, designs, plans, inventions (whether patentable and whether reduced to practice), invention disclosures and improvements thereto not generally known in the industry.

     “Trademarks” means any foreign or United States trademarks, service marks, trade dress, trade names, brand names, designs and logos, corporate names, product or service identifiers, whether registered or unregistered, and all registrations and applications for registration thereof.

     “Transaction Documents” means, collectively, this Agreement, the Warrants, the Investor Rights Agreement, the Registration Rights Agreement and the Services Agreement.

     “Unaudited 2004 Financial Statements” has the meaning set forth in Section 3.11 of this Agreement.

     “Warrant Shares” means the shares of Common Stock issuable upon the exercise of any of the Purchased Warrants.

ARTICLE II

PURCHASE AND SALE OF SECURITIES

     2.1 PURCHASE AND SALE OF COMMON STOCK. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, on the Closing Date, the Purchased Shares for $2.25 per share, for an aggregate purchase price of Five Million Dollars ($5,000,000).

     2.2 ISSUANCE OF WARRANTS. Subject to the terms and conditions herein set forth, the Company agrees to issue to the Purchaser, and the Purchaser agrees to accept from the Company, on the Closing Date and for no additional consideration, the First Warrant, the Second Warrant and the Third Warrant (the Warrants being purchased pursuant to this Section 2.2 being referred to herein as the “Purchased Warrants”; and together with the Purchased Shares, the “Purchased Securities”).

     2.3 CLOSING. Unless this Agreement shall have been terminated pursuant to Article IX, and subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII, the closing of the sale and purchase of the Purchased Securities (the “Closing”) shall take place at the offices of Locke Liddell & Sapp LLP, Dallas, Texas, at 10:00 a.m., local time, within two (2) Business Days of the date of the Special Meeting of the Company’s shareholders (or any postponements or adjournments thereof, the “Special Meeting”), at which the transactions contemplated by this Agreement are considered for approval, or at such other time, place and date that the Company and the Purchaser may agree in writing (the “Closing Date”). On the Closing Date, the Company shall deliver to the Purchaser (a) a certificate or certificates in definitive form and registered in the name of the Purchaser, representing the Purchased Shares, (b) the First Warrant, (c) the Second Warrant and (d) the Third Warrant, against delivery by the Purchaser to the Company of Five Million Dollars ($5,000,000) by wire transfer of immediately available funds.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser on and as of the date hereof and on and as of the Closing Date as follows:

     3.1 CORPORATE EXISTENCE AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 3.1, the Company has no Subsidiaries. Each of the Company’s Subsidiaries is a corporation, limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of its jurisdiction of its incorporation or formation (as applicable), with the full requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing as a foreign entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate have or result in a Material Adverse Effect. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents, and otherwise to carry out its obligations hereunder and thereunder.

     3.2 AUTHORIZATION; NO CONTRAVENTION. Except for the shareholder approval contemplated to be sought at the Special Meeting, the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby (a) have been duly authorized by all necessary corporate action of the Company, including all actions, consents and approvals, if any, required by the Company’s Board of Directors and/or shareholders; (b) do not contravene the terms of the Articles of Incorporation or the Bylaws or the organizational documents of any of the Subsidiaries; (c) do not violate, conflict with or result in any breach, default or contravention of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any Lien under, any Contractual Obligation of the Company or any of its Subsidiaries or any Requirement of Law applicable to the Company or any of its Subsidiaries; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, “Orders”) of any Governmental Authority against, or binding upon, the Company or any of its Subsidiaries, except where a waiver has been obtained for any such conflict or violation, the period of time following the delivery of notices necessary to avoid any such conflict or violation has elapsed, or any such conflict, violation, breach, default or contravention has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. The Board of Directors of the Company approved the Transaction Documents and the transactions contemplated hereby and thereby.

     3.3 BINDING EFFECT. This Agreement has been duly executed and delivered by the Company, and upon execution and delivery at the Closing of the other Transaction Documents, all such agreements will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity), and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

     3.4 GOVERNMENTAL AUTHORIZATION. Except as set forth on a Schedule 3.4, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority in connection with the Company’s execution, delivery and performance of the Transaction Documents, other than: (i) the filing of a preliminary proxy statement and a definitive proxy statement with the Commission (and such other disclosure filings with the Commission as shall be necessary or advisable), (ii) the Application(s) or any letter(s) acceptable to Nasdaq for the listing or quoting of the Purchased Shares and Warrant Shares with Nasdaq (and with any other national securities exchange or market on which the Common Stock is then traded, listed or quoted), (iii) the filing of a Form D with the Commission and any filings, notices or registrations under applicable state securities laws and (iv) the filing of one or more registration statements with the Commission, which are required to be filed in accordance with the time periods set forth in the Registration Rights Agreement.

     3.5 CAPITALIZATION. (a) As of the date hereof, the authorized and issued capital stock of the Company and each of its Subsidiaries, and the Company’s ownership interest in each Subsidiary, is as set forth in Schedule 3.5(a). All of such outstanding shares of capital stock have been, or upon issuance will be, duly authorized and validly issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in Schedule 3.5(a), in the Articles of Incorporation or in the Transaction Documents: (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens, claims or encumbrances suffered or permitted by the Company, nor is any holder of the Company’s capital stock entitled to preemptive, right of first refusal or similar rights arising out of any agreement or understanding with the Company, (ii) as of the date of this Agreement, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of any of the Company or its Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company (provided, that the Company may grant additional options to its employees or directors in the ordinary course of business between the date hereof and the Closing Date pursuant to a plan in existence on the date of this Agreement), (iii) there are no outstanding debt securities, or other form of material debt of the Company or any of its Subsidiaries, (iv) there are no contracts, commitments, understandings, agreements or arrangements under which the Company or any of its Subsidiaries is required to register the sale of any of their securities under the Securities Act, (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Purchased Warrants or the Warrant Shares, (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements, or any similar plan or agreement and (viii) as of the date of this Agreement, except as set forth in filings made with the Commission, to the Company’s and each of its Subsidiaries’ knowledge, no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock. Any Person with any right to purchase securities of the Company that would be triggered as a result of the transactions contemplated hereby or by any of the other Transaction Documents has waived such rights or the time for the exercise of such rights has passed, except where failure of the Company to receive such waiver would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, there are no options, warrants or other outstanding securities of the Company (including, without limitation, any equity securities issued pursuant to any Company Plan) the vesting of which will be accelerated by the transactions contemplated hereby or by any of the other Transaction Documents. Except as set forth in Schedule 3.5(a) and in the Amendments to the Employment Agreements, none of the transactions contemplated by this Agreement or by any of the other Transaction Documents shall cause, directly or indirectly, the acceleration of vesting of any options issued pursuant to the Company’s 2000 Stock Option Plan.

          (b)Schedule 3.5(b) sets forth, as of the Closing Date, a true and complete list of (x) each of the Subsidiaries of the Company and (y) the aggregate number of authorized and issued shares of capital stock or other unit of equity of such Subsidiary. The Company directly or indirectly owns all of the issued and outstanding capital stock or other units of equity of the Subsidiaries, free and clear of all Liens. All of such shares of capital stock or other units of equity are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws. There are no options, warrants, conversion privileges, subscription or purchase rights or other rights currently outstanding to purchase or otherwise acquire any authorized but unissued, unauthorized or treasury shares of capital stock or other securities of, or any proprietary interest in, any of the Subsidiaries, and there is no outstanding security of any kind convertible into or exchangeable for such shares or proprietary interest.

     3.6 AUTHORIZATION, VALIDITY AND ISSUANCE OF SECURITIES. The Purchased Securities are duly authorized, and when issued and sold to the Purchaser after payment therefor, will be validly issued, fully paid and non-assessable, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens other than those created by the Transaction Documents. The Warrant Shares have been duly reserved for issuance upon exercise of the respective Warrants and, when issued in compliance with the provisions of the respective Warrants, will be validly issued, fully paid and non-assessable and not subject to any preemptive rights or similar rights and will be free and clear of all other Liens other than those created by the Transaction Documents.

     3.7 LITIGATION. Except as set forth on Schedule 3.7, there are no actions, suits, proceedings, claims (including, without limitation, claims involving the prior employment of any of the Company’s or any of its Subsidiaries’ employees, their use in connection with the Company’s or any of its Subsidiaries’ business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers), complaints, disputes, arbitrations or investigations (collectively, “Claims”) pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect nor is the Company or any of its Subsidiaries aware that there is any basis for any of the foregoing that could reasonably be expected to have a Material Adverse Effect. No Order has been issued by any court or other Governmental Authority against the Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

     3.8 COMPLIANCE WITH LAWS. (a) The Company and each of its Subsidiaries is in compliance with all Requirements of Law and all Orders issued by any court or Governmental Authority against the Company and each of its Subsidiaries, except where the failure to be in such compliance would not reasonably be expected to result in a Material Adverse Effect.

          (b) The Company and each of its Subsidiaries have all material licenses, permits and approvals of any Governmental Authority (collectively, “Permits”) that are necessary for the conduct of the business of the Company and each of its Subsidiaries, except where the failure to have any such Permit would not reasonably be expected to result in a Material Adverse Effect. Such Permits are in full force and effect, and no violations are or have been recorded in respect of any Permit, except where the failure of such Permit to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect, and except where any violation in respect of any Permit would not reasonably be expected to result in a Material Adverse Effect.

          (c) Since January 1, 2004, no delisting proceedings have been initiated or threatened against the Company with respect to the listing of shares of Common Stock on Nasdaq, and the Company has no knowledge of any reason that any such proceedings could reasonably be commenced against the Company.

     3.9 NO DEFAULT OR BREACH; CONTRACTUAL OBLIGATIONS. Except as set forth on Schedule 3.9, the Company and each of its Subsidiaries has paid in full or accrued all amounts due under all of the Contractual Obligations filed as exhibits or described in the SEC Reports or which are otherwise material to the Condition of the Company (collectively, the “Material Contractual Obligations”) and has satisfied in full or provided for all of its liabilities and obligations thereunder. Neither the Company nor any of its Subsidiaries has received notice of a default or is in default under, or with respect to, any Material Contractual Obligation nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder, except for such defaults that would not have a Material Adverse Effect. To the Company’s knowledge, no other party to any such Material Contractual Obligation is in default thereunder, nor to the Company’s knowledge does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder, except for such defaults that would not have a Material Adverse Effect. All agreements to which the Company or any of its Subsidiaries is a party or by which the property or any assets of the Company or any Subsidiary is bound which are required to be filed as exhibits to the SEC Reports have been filed as exhibits to the relevant SEC Reports as required and neither the Company nor any Subsidiary is in breach of any such agreement, except for such breaches that would not have a Material Adverse Effect.

     3.10 TITLE TO PROPERTIES AND ASSETS. Except as set forth in Schedule 3.10, the Company and each of its Subsidiaries holds interests as lessee under leases in full force and effect in, all real property used in connection with its business or otherwise owned or leased by it. The Company and each of its Subsidiaries owns and has good, valid, and marketable title to all of the material properties and assets currently used in its business and reflected as owned on the Initial Financial Statements or so described in any Schedule hereto (collectively, the “Assets”), in each case free and clear of all Liens, except for Liens specifically described on the notes to the Initial Financial Statements.

     3.11 REPORTS; FINANCIAL STATEMENTS; INTERNAL CONTROLS. (a) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. Since January 1, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including pursuant to Sections 13, 14 or 15(d) thereof (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. All of the SEC Reports, other than the Company’s annual reports to shareholders, are available on the SEC’s website at www.sec.gov. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder (except that the Company’s Form 10-K for the year ended December 31, 2003 identifies as exhibits more “Material Contracts” than are required to be so identified in accordance with the applicable provisions of the Exchange Act), and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) The audited consolidated financial statements of the Company and its Subsidiaries (balance sheet and statements of operations, cash flow and shareholders’ equity, together with the notes thereto) for the fiscal year ended December 31, 2003 set forth in the SEC Reports which contains the unqualified report of Ernst & Young LLP (the “Audited 2003 Financial Statements”) and the unaudited consolidated financial statements of the Company and its Subsidiaries (balance sheet and statements of operations) for the fiscal quarter ended September 30, 2004 set forth in the SEC Reports, the eleven-month period ended November 30, 2004 (the “Unaudited 2004 Financial Statements” and, together with the Audited 2003 Financial Statements, the “Initial Financial Statements”) are complete and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except that the Unaudited 2004 Financial Statements do not in all cases contain footnotes or normal year-end adjustments. Except as may be otherwise specified in the Initial Financial Statements or the notes thereto, the Initial Financial Statements fairly present in all material respects the financial condition, operating results and cash flows of the Company and its Subsidiaries as of the respective dates and for the respective periods indicated in accordance with GAAP, except that the Unaudited 2004 Financial Statements do not contain footnotes or normal year-end adjustments.

          (c) The accounts, books and records of the Company have recorded therein in all material respects the results of operations and the assets and liabilities of the Company and each of its Subsidiaries, required to be reflected under GAAP. The Company maintains a system of accounting and internal controls sufficient in all material respects to provide reasonable assurances that (i) transactions are executed with management’s authorization; (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company and to maintain accountability for the Company’s assets; (iii) access to the Company’s assets is permitted only in accordance with management’s authorization; (iv) the reporting of the Company’s assets is compared with existing assets at regular internals and appropriate action is taken with respect to any differences; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. There are no significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that would reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information, and there is no fraud, whether or not material, that involves management or, to the knowledge of the Company, other employees who have a significant role in the Company’s internal controls and the Company has provided to the Purchaser copies of any written materials relating to the foregoing.

     3.12 TAXES. Except as set forth in Schedule 3.12, (a) The Company and each of its Subsidiaries has paid all material Taxes which have come due and are required to be paid by it through the date hereof (taking into account all applicable extensions), and all deficiencies or other additions to Tax, interest and penalties owed by it in connection with any such Taxes, other than Taxes being disputed by the Company and each of its Subsidiaries in good faith for which adequate reserves have been made in accordance with GAAP; (b) the Company and each of its Subsidiaries has timely filed or caused to be filed all returns for Taxes that it is required to file on and through the date hereof (taking into account all applicable extensions), and all such Tax returns are accurate and complete in all material respects; (c) with respect to all Tax returns of the Company and each of its Subsidiaries, (i) to the knowledge of the Company, there is no unassessed Tax deficiency proposed or, to the knowledge of the Company or any of its Subsidiaries, threatened against the Company or any of its Subsidiaries and (ii) no audit is in progress with respect to any return for Taxes, no extension of time is in force with respect to any date on which any return for Taxes was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; (d) all provisions for Tax liabilities of the Company and each of its Subsidiaries with respect to the Audited 2003 Financial Statements have been made in accordance with GAAP consistently applied; and (e) there are no Liens for Taxes on the assets of either the Company or any of its Subsidiaries.

     3.13 NO MATERIAL ADVERSE CHANGE; ORDINARY COURSE OF BUSINESS. Except as set forth in the SEC Reports filed prior to the date hereof or as contemplated by the Transaction Documents or as set forth in the Initial Financial

Statements or the schedules hereto, (a) there has not been any material adverse change in the Condition of the Company that is inconsistent with the Company’s forecasted 2004 and 2005 operating results as previously provided to Purchaser, (b) since December 31, 2003, the Company and each of its Subsidiaries has not participated in any transaction material to the Condition of the Company which is outside the ordinary course of business, (c) since December 31, 2003, the Company and each of its Subsidiaries has not increased the compensation of any of its officers or the rate of pay of any of its employees, except as part of regular compensation increases in the ordinary course of business, (d) since December 31, 2003, the Company and each of its Subsidiaries has not created or assumed any Lien on a material asset of the Company or any of its Subsidiaries, and (e) since December 31, 2003, there has not occurred a material change in the Company’s or any of its Subsidiaries’ accounting principles or practice except as required by reason of a change in GAAP.

     3.14 PRIVATE OFFERING. Except as contemplated by the Transaction Documents, the Company and, to the knowledge of the Company, all Persons acting on its behalf have not (i) made, directly or indirectly, and will not make, offers or sales of any securities or solicited, and will not solicit, any offers to buy any security under circumstances that would require registration of the Purchased Shares, the Warrants or the Warrant Shares, (ii) distributed any offering materials in connection with the offering and sale of the Purchased Shares or the Warrants, other than the SEC Reports referenced below, notices regarding this transaction to Persons with contractual rights of first offer, and the Transaction Documents (including all exhibits and schedules thereto), or (iii) solicited any offer to buy or sell the Purchased Shares or the Warrants by means of any form of general solicitation or advertising (as those terms are used in Rule 502(c) of Regulation D under the Exchange Act) in a manner which would require registration under the Securities Act. The offer, issuance and sale of the Purchased Shares, the Warrants and the Warrant Shares to the Purchaser will not be integrated with any other offer, sale and issuance of the Company’s securities (past or current) in violation of the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed, quoted or designated or for purposes of any shareholder approval provision applicable to the Company or its securities. Subject to the accuracy and completeness of the representations and warranties of the Purchaser contained in Article IV hereof, the Company’s offer, issuance and sale to the Purchaser of the Purchased Stock, the Warrants and the Warrant Shares is exempt from the registration requirements of the Securities Act.

     3.15 ANTI-TAKEOVER DEVICES. Neither the Company nor any of its Subsidiaries has any outstanding shareholder rights plan or “poison pill” or any similar arrangement. There are no provisions of any anti-takeover or business combination statute applicable to corporations organized under the BCL, the Articles of Incorporation and the Bylaws which would preclude the issuance and sale of the Purchased Shares and Warrants, the reservation for issuance of the Warrant Shares and the consummation of the other transactions contemplated by this Agreement or any of the other Transaction Documents. Any future transactions unrelated to the issue and sale of the Purchased Shares and Warrants or other transactions contemplated by this Agreement or any of the other Transaction Documents, in which the Purchaser would (i) vote on a Fundamental Transaction, (ii) transfer their shares of Purchased Shares or the Warrant Shares to a third party or (iii) participate as a party to a Fundamental Transaction, would not cause the Purchaser, purchasers of shares from the Purchaser or parties to such a Fundamental Transaction to be subject to the Control Transactions provisions (Subchapter E of Chapter 25 of the BCL), Control-Share Acquisitions provisions (Subchapter G of Chapter 25 of the BCL), the Disgorgement provisions (Subchapter H of Chapter 25 of the BCL), the Severance Compensation provisions (Subchapter I of Chapter 25 of the BCL) or the Business Combination Transaction - Labor Contracts provisions (Subchapter J of Chapter 25 of the BCL) of the BCL. The Purchaser would be permitted to vote under Section 2538(a) of the BCL on a future Fundamental Change unless at least a majority of the incumbent directors (as defined in the last sentence of Article 10 of the Company’s Articles of Incorporation) shall determine that Section 2538(a) of the BCL shall be inapplicable to the Company by virtue of Section 2538(b) of the BCL. In addition, the Company shall not at any time in the future be prohibited from engaging in a business combination (as such term is defined in Section 2554 of the BCL) with the Purchaser or the Purchaser’s Affiliates, provided, that (1) on the Closing Date the Purchaser is not an interested shareholder (as such term is defined in Section 2553 of the BCL) by virtue of its being the beneficial owner (as such term is defined in Section 2552 of the BCL) of any securities of the Company other than the Purchased Shares, Warrants and/or the Warrant Shares, and (2) on the Purchaser’s share acquisition date (as such term is defined in Section 2552 the BCL) the Purchaser is not or was not the beneficial owner (as such term is defined in Section 2552 of the BCL) of any securities of the Company other than the Purchased Shares, Warrants and/or the Warrant Shares. The foregoing representation assumes that Chapter 25 of the BCL is not amended in any fashion, after the date hereof, applicable to the transactions contemplated by this Agreement or any of the other Transaction Documents.

     3.16 LABOR RELATIONS. Except as could not reasonably be expected to have a Material Adverse Effect, (a) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice; (b) there is no strike, labor dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries; and (c) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or contract.

     3.17 EMPLOYEE BENEFIT PLANS. (a) Schedule 3.17 sets forth a complete list of all Company Plans. The SEC Reports disclose or describe each Company Plan that is required to be disclosed or described in such SEC Reports pursuant to the Exchange Act and the Securities Act. The Company and each of its Subsidiaries has no liability under any Plans other than the Company Plans. Except as disclosed in the SEC Reports, neither the Company, its Subsidiaries nor any Commonly Controlled Entity maintains or contributes to, or has within the preceding six years maintained or contributed to, or may have any liability with respect to any Plan subject to Title IV of ERISA or Section 412 of the Code or any “multiple employer plan” within the meaning of the Code or ERISA. Each Company Plan (and related trust, insurance contract or fund) has been established and administered in all material respects in accordance with its terms, and complies in form and in operation in all material respects with the applicable requirements of ERISA and the Code and other applicable Requirements of Law.

          (b) No Claim with respect to the administration or the investment of the assets of any Company Plan (other than routine claims for benefits) is pending.

          (c) Each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; and each trust created under any such Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

          (d) Except as set forth on Schedule 3.17, the consummation of the transactions contemplated by this Agreement will not accelerate the time of the payment or vesting of, or increase the amount of, compensation due to any employee or former employee whether or not such payment would constitute an “excess parachute payment” under Section 280G of the Code.

          (e) All material unfunded obligations under any Company Plan which are required to be reflected on the Initial Financial Statements in accordance with GAAP have been reflected on the Initial Financial Statements.

     3.18 LIABILITIES. Each direct or indirect obligation or liability of the Company and its Subsidiaries (the “Liabilities”) required by GAAP to be reflected or reserved against on the Initial Financial Statements is fully and adequately presented therein. The Company and each of its Subsidiaries have not incurred any Liabilities since November 30, 2004, except in the ordinary course of business or where such Liability would not reasonably be expected to result in a Material Adverse Effect.

     3.19 INTELLECTUAL PROPERTY. (a) (i) Except as set forth in Schedule 3.19, the Company and each of its Subsidiaries is the owner of all, or has a license under all of, the material Copyrights, Patents, Trade Secrets, Trademarks, Internet Assets, Software and other proprietary rights (collectively, “Intellectual Property”) that are used in connection with its business as presently conducted, free and clear of all Liens.

               (ii) None of the Intellectual Property owned by the Company or any of its Subsidiaries is subject to any outstanding Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the knowledge of the Company, threatened, which challenges the validity, enforceability, use or ownership of the item.

               (iii) The Company and each of its Subsidiaries has substantially performed all material obligations imposed upon it under any material license, material sublicenses, material distribution agreement or other material agreement relating to any Intellectual Property not owned by the Company or any of its Subsidiaries, and is not, nor to the knowledge of the Company, is any other party thereto, in material breach of any material terms or default of any material terms thereunder in any respect, nor is there any event which with notice or lapse of time or both would constitute a default thereunder. All such Intellectual Property licenses are valid, enforceable and in full force and effect, and will continue to be so on identical terms immediately following the Closing except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

               (iv) Except as set forth in Schedule 3.19 and except as disclosed in the SEC Reports, to the knowledge of the Company, none of the Intellectual

Property currently sold or licensed by the Company or any of its Subsidiaries to any Person, or, to the knowledge of the Company, used by or licensed to the Company or any of its Subsidiaries by any Person, infringes in any material respect upon or otherwise violates in any material respect any Intellectual Property rights of others, and the Company has no reason to believe otherwise.

               (v) Except as disclosed in the SEC Reports, no litigation is pending and, to the knowledge of the Company, no Claim has been made against the Company or any of its Subsidiaries or, to the knowledge of the Company, is threatened, contesting the right of the Company or any of its Subsidiaries to sell or license to any Person or use the Intellectual Property presently sold or licensed to such Person or used by the Company or any of its Subsidiaries.

          (b) Except as disclosed in the SEC Reports, to the knowledge of the Company, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company or any of its Subsidiaries.

          (c) No former employer of any employee of the Company or any of its Subsidiaries, and no client of any consultant of the Company or any of its Subsidiaries, has made a claim against the Company or any of its Subsidiaries or, to the knowledge of the Company, against any other Person, that such employee or such consultant is utilizing Intellectual Property of such former employer or client.

          (d) To the knowledge of the Company, no employee of the Company or any of its Subsidiaries is in violation of any employment agreement, confidentiality agreement, patent assignment or invention disclosure agreement or other contract or agreement setting forth the terms of employment of such employee with the Company or any of its Subsidiaries or any prior employer.

          (e) To the knowledge of the Company, none of the material Trade Secrets of the Company, wherever located, the value of which is contingent upon maintenance of confidentiality thereof, has been disclosed to any Person other than employees, representatives and agents of the Company or any of its Subsidiaries or to other Persons who have executed appropriate nondisclosure agreements, except as required pursuant to the filing of a patent application by the Company or any of its Subsidiaries.

          (f) All present key employees of the Company and each of its Subsidiaries have executed and delivered invention agreements with the Company and each of its Subsidiaries, and are obligated under the terms thereof to assign all inventions made by them during the course of employment to the Company and each of its Subsidiaries. No such employee or present consultant of the Company or any of its Subsidiaries has excluded works or inventions used by the Company but made prior to his employment with, or work for, the Company or any of its Subsidiaries from his assignment of inventions pursuant to such proprietary invention agreements.

     3.20 INSURANCE. Schedule 3.20 sets forth a complete and correct list of all insurance coverage carried by the Company and each of its Subsidiaries, including for each policy the type and scope of coverage, the carrier and the amount of coverage.

     3.21 NETWORK REDUNDANCY AND COMPUTER BACK-UP. Except as could not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries has made back-ups of all material computer Software and databases utilized by it and maintain such Software and databases at a secure off-site location.

     3.22 PRIVACY OF CUSTOMER INFORMATION. Neither the Company nor any of its Subsidiaries uses any of the customer information it receives through its website or otherwise in a manner violative in any material respect of the Company’s or any of its Subsidiaries’ privacy policy or the privacy rights of its customers under applicable law.

     3.23 POTENTIAL CONFLICTS OF INTEREST. Except as disclosed in the SEC Reports or as set forth on Schedule 3.23, to the knowledge of the Company, no officer or director of the Company, no shareholder beneficially owning in excess of five percent of the outstanding Common Stock, and no spouse of any such officer or director (a) owns, directly or indirectly, any interest in (excepting less than one percent (1%) stock holdings for investment purposes in securities of publicly held and traded companies), or is an officer, director, employee or consultant of, any Person which is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of, or lender to or borrower from, the Company or any of its Subsidiaries; or (b) owns, directly or indirectly, in whole or in part, any tangible or intangible property material to the conduct of the business of the Company or its Subsidiaries.

     3.24 TRADE RELATIONS. Except as set forth in Schedule 3.24, there exists no actual or, to the knowledge of the Company or any of its Subsidiaries, threatened termination, cancellation or limitation of, or any adverse change in, the business relationship of the Company or any of its Subsidiaries with any customer or supplier or any group of customers or suppliers whose purchases or inventories provided to the Company’s and each of its Subsidiaries’ business are individually or in the aggregate material to the Condition of the Company.

     3.25 BROKER’S, FINDER’S OR SIMILAR FEES. Except as set forth on Schedule 3.25, there are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by any such Person.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Company on and as of the date hereof and on and as of the Closing Date as follows:

     4.1 POWER. The Purchaser has the requisite authority to execute, deliver and perform the Purchaser’s obligations under this Agreement and each of the other Transaction Documents.

     4.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Purchaser of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby,

(a) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Purchaser or any Requirement of Law applicable to the Purchaser and (b) do not violate any Orders of any Governmental Authority against, or binding upon, the Purchaser.

     4.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. Except as set forth on Schedule 4.3, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Purchased Shares) by, or enforcement against, the Purchaser of this Agreement and each of the other Transaction Documents to which it is a party or the transactions contemplated hereby and thereby.

     4.4 BINDING EFFECT. This Agreement has been duly executed and delivered by the Purchaser and upon execution and delivery at the Closing of the other Transaction Documents, all such agreements will constitute the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity), and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

     4.5 PURCHASE FOR OWN ACCOUNT. The Purchased Securities to be acquired by the Purchaser pursuant to this Agreement are being, and the Warrant Shares to be acquired upon exercise of the Warrants will be, acquired for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of such Purchased Securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, any state of the United States or any foreign jurisdiction. The Purchaser understands and agrees that such Purchased Securities have not been, and the Warrant Shares will not be, registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; and that the Purchased Securities and the Warrant Shares cannot be sold, transferred or otherwise disposed of except in compliance with the Securities Act and applicable state and foreign securities laws, as then in effect. The Purchaser agrees to the imprinting of a legend on certificates representing all of its Purchased Securities to the following effect:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY FOREIGN JURISDICTION. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.6 RESTRICTED SECURITIES. The Purchaser understands that the Purchased Securities and the Warrant Shares will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Purchaser’s representations set forth herein.

     4.7 BROKER’S, FINDER’S OR SIMILAR FEES. Except as set forth on Schedule 4.7, there are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Purchaser in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchaser or any action taken by the Purchaser.

     4.8 ACCREDITED INVESTOR. The Purchaser is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect

     4.9 RESIDENCY. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The principal place of business of the Purchaser is within the State of Maryland.

ARTICLE V

COVENANTS

     5.1 PREPARATION OF PROXY STATEMENT. As promptly as practicable after the date of this Agreement, the Company shall prepare a proxy statement (the “Proxy Statement”), reasonably satisfactory to the Purchaser and its special counsel, soliciting the approval of the Company’s common shareholders of the Transaction Documents (other than the Services Agreement) and the transactions contemplated thereby (the “Proposal”). The draft of such preliminary Proxy Statement shall be provided to the Purchaser and special counsel to the Purchaser for their review no later than ten (10) Business Days following the date hereof and prior to the filing of the preliminary Proxy Statement with the Commission. The Purchaser or the Purchaser’s special counsel shall provide any comments in writing to counsel to the Company, Locke Liddell & Sapp LLP, no later than four (4) Business Days after receipt of such draft of the preliminary Proxy Statement (all comments to the Proxy Statement provided by the Purchaser or the Purchaser’s special counsel shall be in the form of word for word proposed revisions and not general suggestions). The Company shall file with the Commission the preliminary Proxy Statement no later than five (5) Business Days following the date of the Company’s receipt of Purchaser’s or Purchaser’s special counsel’s comments thereto. The Company shall cause the Proxy Statement to comply with the rules and regulations promulgated by the Commission, and shall use its best efforts to respond promptly to any comments of the Commission or its staff, such responses to be reasonably satisfactory to the Purchaser and its special counsel. Prior to responding to any comments of the Commission on such proxy materials, the Company shall furnish to the Purchaser and special counsel to the Purchaser a copy of any correspondence from the Commission relating to the proxy statement and the proposed response to the Commission’s comments and provide the Purchaser and special counsel to the Purchaser with the opportunity to review and comment on such proposed response to the Commission. The Company will use diligent efforts to cause the definitive Proxy Statement to be mailed to its shareholders as promptly as practicable after filing with the Commission.

     5.2 SPECIAL MEETING. The Company will hold the Special Meeting, at which the Company’s common shareholders shall consider the Proposal for approval, as promptly as reasonably possible following the mailing of the Proxy Statement. Subject to its fiduciary duties, the Board shall recommend to the Company’s common shareholders (and not revoke or amend such recommendation) that the common shareholders vote in favor of the approval of the Proposal and shall cause the Company to take all commercially reasonable action to solicit the approval of the common shareholders for the approval of the Proposal. Whether or not the Company’s Board determines at any time after the date hereof that, due to its fiduciary duties, it must revoke or amend its recommendation to the Company’s common shareholders, the Company shall be required to, and will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Special Meeting as promptly as practicable, to consider and vote upon the approval of the Proposal.

     5.3 FURNISHING OF INFORMATION. As long as the Purchaser owns the Purchased Shares, the Warrants or the Warrant Shares, the Company will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Closing Date pursuant to Section 13, 14 or 15(d) of the Exchange Act. As long as the Purchaser owns the Purchased Shares, the Warrants or the Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act, annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company also agrees that prior to and during the Effectiveness Period (as defined in the Registration Rights Agreement) it will make available or give to the Purchaser all notices and other information made available or given to the common shareholders and preferred shareholders of the Company generally, contemporaneously with the making available or giving thereof to the common shareholders and the preferred shareholders. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell the Purchased Shares, the Warrants or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of the Purchaser, the Company shall deliver to the Purchaser a written certification of a duly authorized officer as to whether it has complied with such requirements.

     5.4 LISTING AND RESERVATION OF PURCHASED SHARES AND WARRANT SHARES.

          (a) The Company shall (i) not later than ten (10) business days after the Closing Date prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed) a Notification Form: Listing of Additional Shares or such other listing applications or letters acceptable to Nasdaq covering a number of shares of Common Stock equal to the number of Purchased Shares plus the maximum number of Warrant Shares (the “Application”), (ii) take all steps necessary to cause the Application to be accepted by Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, (iii) so long as any shares of Common Stock shall be so listed, shall not revoke the Application, and (iv) upon request, provide to the Purchaser evidence of the Application as accepted by Nasdaq. Prior to the effectiveness of any registration statement filed to register the resale of the Purchased Shares and the Warrant Shares, at the request of the Purchaser, the Company shall promptly provide to the Purchaser copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on such automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5.4(a).

          (b) The Company at all times shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for the maximum number of Warrant Shares. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover all of the Warrant Shares issued and issuable upon exercise of the Warrants, the Company will promptly take all corporate action necessary to authorize and reserve all such shares, including, without limitation, calling a special meeting to authorize additional shares to meet the Company’s obligations under this Section 5.4(b), in the case of an insufficient number of authorized shares, and using best efforts to obtain shareholder approval of an increase in such authorized number of shares and taking actions pursuant to Section 3(b) of the Registration Rights Agreement.

     5.5 NO INTEGRATED OFFERINGS. The Company shall not make any offers or sales of any security (other than the Purchased Shares, the Warrants and the Warrant Shares being offered or sold hereunder) under circumstances that would require registration of the Purchased Shares, the Warrants and the Warrant Shares being offered or sold hereunder under the Securities Act.

     5.6 NOTICE OF BREACHES. The Company and the Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in the Transaction Documents, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date. However, no disclosure by either party pursuant to this Section 5.6 shall be deemed to cure any breach of any representation, warranty or other agreement contained in the Transaction Documents.

     5.7 FORM D. The Company agrees to file a Form D with respect to the Purchased Securities as required by Rule 506 under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing.

     5.8 TRANSFER AGENT INSTRUCTIONS. On the Closing Date the Company shall issue irrevocable instructions to its transfer agent (and shall issue to any subsequent transfer agent as required), to issue certificates, registered in the name of the Purchaser or its nominee(s), for the Purchased Shares and the Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company in a form acceptable to the Purchaser (the “Irrevocable Transfer Agent Instructions”). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5.8, prior to registration of the Purchased Shares and the Warrant Shares under the Securities Act, will be given by the Company to its transfer agent, unless the transfer agent requires additional instructions to carry out the purposes of the Irrevocable Transfer Agent Instructions, and that the

Purchased Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in the Transaction Documents. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.8 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5.8, that the Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer without the necessity of showing economic loss and without any bond or other security being required.

     5.9 PRESS RELEASE; FILING OF FORM 8-K. Subject to the provisions of Section 5.11 hereof, prior to the opening of Nasdaq on the first Business Day following the date of this Agreement, the Company shall issue a press release disclosing the transaction contemplated hereby in form and substance acceptable to the Purchaser. On or before the fourth Business Day following the date of execution of this Agreement, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Transaction Documents in the form provided by the Exchange Act.

     5.10 BEST EFFORTS. Each of the parties hereto shall use its best efforts to satisfy each of the conditions to be satisfied by it as provided in Articles VI and VII of this Agreement.

     5.11 CONFIDENTIALITY. Each party agrees that it will not disclose and it will cause its officers, directors, employees, representatives, agents, and advisers not to disclose, any Confidential Information (as hereinafter defined) with respect to the other party furnished, at any time or in any manner, provided that (i) any disclosure of such information may be made to which the Company and Purchaser consent in writing; and (ii) such information may be disclosed if so required by law or regulatory authority. “Confidential Information” means information or knowledge obtained in any due diligence or other investigation relating to the negotiation and execution of this Agreement, information relating to the terms of the transactions contemplated hereby and any information identified as confidential in writing from one party to the other; provided, however, that “Confidential Information” shall not include information or knowledge that (a) becomes generally available to the public absent any breach of this Section 5.11, (b) was available on a non-confidential basis to a party prior to its disclosure pursuant to this Agreement, or (c) becomes available on a non-confidential basis from a third party who is not bound to keep such information confidential. In the event of the termination of this Agreement, each party will promptly return all documents, contracts, records, or properties to the other party and destroy all copies of such Confidential Information.

ARTICLE VI

CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CLOSE

     The obligation of the Purchaser to purchase the Purchased Securities, to pay the purchase price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Purchaser of the following conditions on or before the Closing Date.

     6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Article III hereof shall be true and correct in all respects, at and on the Closing Date as if made at and on such date, except where any inaccuracy in such representations and warranties would not have a Material Adverse Effect, provided, however, that representations and warranties of the Company contained in Article III hereof and made with respect to the Initial Financial Statements shall be made with respect to the Closing Financial Statements (as defined in Section 6.5 below) at and on the Closing Date.

     6.2 COMPLIANCE WITH THIS AGREEMENT. The Company shall have performed and complied in all material respects with all of its agreements set forth herein that are required to be performed by the Company on or before the Closing Date.

     6.3 OFFICER’S CERTIFICATE. The Purchaser shall have received a certificate from the Company, in form and substance satisfactory to the Purchaser, dated the Closing Date, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying as to the matters set forth in Section 6.1 and 6.2.

     6.4 SECRETARY’S CERTIFICATE. The Purchaser shall have received a certificate from the Company, in form and substance satisfactory to the Purchaser, dated the Closing Date and signed by the Secretary of the Company, certifying (a) that the Company is in good standing in the Commonwealth of Pennsylvania, (b) that the attached copies of the Articles of Incorporation, the Bylaws, resolutions of the Board of Directors approving this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect and (c) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, each other Transaction Document and any other document delivered in connection herewith on behalf of the Company.

     6.5 CHIEF FINANCIAL OFFICER’S CERTIFICATE. The Purchaser shall have received a certificate from the Company, in form and substance satisfactory to the Purchaser, dated the Closing Date and signed by the Chief Financial Officer of the Company, certifying that (a) the audited consolidated financial statements of the Company and its Subsidiaries (balance sheet and statements of operations, cash flow and shareholders’ equity, together with the notes thereto) for the fiscal year ended December 31, 2004 set forth in the SEC Reports which contains the unqualified report of the Company’s independent certified public accountants (the “Audited 2004 Financial Statements”) and the unaudited consolidated financial statements of the Company and its Subsidiaries (balance sheet and statements of operations) for the most recently completed monthly portion of calendar year 2005 for which financial statements are available (the “Unaudited 2005 Financial Statements” and together with the Audited 2004 Financial Statements, the “Closing Financial Statements”) are complete and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except that the Unaudited 2005 Financial Statements do not contain footnotes or normal year-end adjustments, and (b) the Closing Financial Statements fairly present in all material respects the financial condition, operating results and cash flows of the

Company and its Subsidiaries as of the respective dates and for the respective periods indicated in accordance with GAAP, except that the Unaudited 2005 Financial Statements do not contain footnotes or normal year-end adjustments.

     6.6 PURCHASED SECURITIES. The Company shall have delivered to the Purchaser (i) certificates in definitive form representing the Purchased Shares, registered in the name of the Purchaser and (ii) each of the Warrants, duly executed by the Company.

     6.7 INVESTOR RIGHTS AGREEMENT. The Company shall have duly executed and delivered the Investor Rights Agreement.

     6.8 REGISTRATION RIGHTS AGREEMENT. The Company shall have duly executed and delivered the Registration Rights Agreement.

     6.9 SERVICES AGREEMENT. The Company shall have duly executed and delivered the Services Agreement.

     6.10 AMENDMENTS TO THE EMPLOYMENT AGREEMENTS. The Company and each officer who is a party to a Change in Control Employment Agreement shall have duly executed and delivered the Amendments to the Employment Agreements; provided, however, that if any of Messrs. McLane, Carradine, Webb or Taylor are not employed by the Company at the Closing Date, such person shall not execute an amendment to his Change in Control Employment Agreement.

     6.11 OPINION OF COUNSEL. The Purchaser shall have received an opinion of Locke Liddell & Sapp LLP, dated the Closing Date, relating to the transactions contemplated by or referred to herein, substantially in the form attached hereto as Exhibit G.

     6.12 BOARD OF DIRECTORS. The Board of Directors shall have appointed two individuals designated by the Purchaser to the Board of Directors of the Company, as contemplated by the Investor Rights Agreement.

     6.13 NASD. The Purchased Shares and Warrant Shares shall not have been rejected for quotation on the Nasdaq SmallCap Market.

     6.14 STATUS UPDATE. The Company shall have provided the Purchaser a written status update relating to any potential acquisitions contemplated by the Board of Directors

     6.15 PREFERRED RIGHTS. The rights of the preferred shareholders of the Company with respect to their right of first refusal relating to the transactions contemplated by this Agreement and the other Transaction Documents shall have been waived in writing or the time to exercise such rights shall have elapsed.

     6.16 NO INJUNCTION. No Order shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

     6.17 COMMON SHAREHOLDERS’ APPROVAL. The Proposal shall have been approved by the Company’s common shareholders.

ARTICLE VII

CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE

     The obligation of the Company to issue and sell the Purchased Securities and the obligations of the Company to perform its other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Closing Date:

     7.1 PAYMENT OF PURCHASE PRICE. The Purchaser shall have paid, by wire transfer, the aggregate purchase price for the Purchased Securities to be purchased by the Purchaser.

     7.2 INVESTOR RIGHTS AGREEMENT. The Purchaser shall have duly executed and delivered the Investor Rights Agreement.

     7.3 REGISTRATION RIGHTS AGREEMENT. The Purchaser shall have duly executed and delivered the Registration Rights Agreement.

     7.4 SERVICES AGREEMENT. The Purchaser shall have duly executed and delivered the Services Agreement.

     7.5 AMENDMENTS TO THE EMPLOYMENT AGREEMENTS. The Company and each officer who is a party to a Change in Control Employment Agreement shall have duly executed and delivered the Amendments to the Employment Agreements; provided, however, that if any of Messrs. McLane, Carradine, Webb or Taylor are not employed by the Company at the Closing Date, such person shall not execute an amendment to his Change in Control Employment Agreement.

     7.6 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Article IV hereof shall be true and correct at and on the Closing Date as if made at and on such date, except where any inaccuracy in such representations and warranties would not have a Material Adverse Effect.

     7.7 COMPLIANCE WITH THIS AGREEMENT. The Purchaser shall have performed and complied in all material respects with all of its agreements set forth herein that are required to be performed by the Purchaser on or before the Closing Date.

     7.8 BANK LETTER. The Purchaser shall have delivered to the Company a “comfort” letter from a financial institution, in a form reasonably acceptable to the Company, which states, in relevant part, that the sole stockholder of the Purchaser has on deposit with such financial institution funds sufficient to pay the applicable Exercise Price (as defined in the First Warrant) on behalf of the Purchaser.

     7.9 NO INJUNCTION. No Order shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

     7.10 COMMON SHAREHOLDERS’ APPROVAL. The Proposal shall have been approved by the Company’s common shareholders.

     7.11 OBSERVER AGREEMENTS. The person serving as the observer as provided in the Investor Rights Agreement shall have executed a confidentiality agreement in a form acceptable to the Company and agreed in writing to comply with the Company’s Insider Trading Policy and Code of Conduct.

ARTICLE VIII

INDEMNIFICATION

     8.1 INDEMNIFICATION. The Company agrees to indemnify, defend and hold harmless the Purchaser and the Purchaser’s Affiliates and their respective officers, managers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an “Indemnified Party”) to the fullest extent permitted by law from and against any and all losses, Claims (including, without limitation, any Claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Company and the Indemnified Party or between the Indemnified Party and any third party (other than a third party who is an Affiliate of such Indemnified Party) or otherwise in the manner described in Section 8.2 below) or other liabilities (collectively, “Losses”) resulting from or arising out of any breach of any representation or warranty, covenant or agreement by the Company in this Agreement (subject to the expiration of the survival of such representations and warranties, as provided in Section 10.1). In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Company and the Indemnified Party or between the Indemnified Party and any third party (other than a third party who is an Affiliate of such Indemnified Party) as they are incurred by such Indemnified Party and to the extent so provided in Section 8.2 below; provided, however, that if an Indemnified Party is reimbursed under this Article VIII for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Indemnified Party is not entitled to indemnification hereunder.

     8.2 NOTIFICATION. Each Indemnified Party under this Article VIII shall, promptly after the receipt of notice of the commencement of any Claim against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article VIII, notify the Company in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Company of any such action shall not relieve the Company from any liability which the Company may have to such Indemnified Party under this Article VIII unless, and only to the extent that, such omission results in the Company’s forfeiture of substantive rights or defenses. In case any such Claim shall be brought against any Indemnified Party, and it shall notify the Company of the commencement thereof, the Company shall be entitled to assume the defense thereof at their own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any Claim in which both the Company, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel and to control its own defense of such Claim if, in the reasonable opinion of counsel to such Indemnified Party, either (x) one or more defenses are available to the Indemnified Party that are not available to the Company or (y) a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that the Company (i) shall not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (ii) shall reimburse the Indemnified Parties for all of such fees and expenses of such counsel, as such fees and expenses are incurred. The Company agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such Claim. The Company shall not be liable for any settlement of any Claim effected against an Indemnified Party without its written consent, which consent shall not be unreasonably withheld. The rights accorded to an Indemnified Party hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article VIII shall restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

     8.3 CONTRIBUTION. If the indemnification provided for in this Article VIII from the Company is unavailable to an Indemnified Party hereunder in respect of any Losses for which the Company would otherwise be required to indemnify the Indemnified Party under this Article VIII, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of the Company and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Company or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

ARTICLE IX

TERMINATION OF AGREEMENT

     9.1 TERMINATION. This Agreement may be terminated by written notice prior to the Closing as follows:

          (a) at any time on or prior to the Closing Date, by mutual written consent of the Company and the Purchaser;

          (b) at the election of either party by written notice to the other party after 5:00 p.m., Eastern Time, on June 30, 2005, if the Closing shall not have occurred, unless such date is extended by the mutual written consent of the Company and the Purchaser; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to a party if that party’s breach of any representation, warranty, covenant or agreement under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

          (c) at the election of the Purchaser, if there has been a material breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement, which breach has not been cured within fifteen (15) days of written notice to the Company of such breach;

          (d) at the election of the Company, if there has been a material breach of any representation, warranty, covenant or agreement on the part of the Purchaser contained in this Agreement, which breach has not been cured within fifteen (15) days of written notice to the Purchaser of such breach; or

          (e) at the election of either party, if the Company’s common shareholders do not approve the Proposal at the Special Meeting (or any postponements or adjournments thereof).

     If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 9.2.

     9.2 SURVIVAL. If this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect, except for the provisions of Section 5.11, Article VIII, this Section 9.2 and Section 10.12; provided, however, that (i) none of the parties hereto shall have any liability in respect of a termination of this Agreement pursuant to Section 9.1(a), (b) or (e) (except as provided in Section 10.12), (ii) nothing shall relieve the Company from liability for actual damages resulting from a termination of this Agreement pursuant to Section 9.1(c), (iii) nothing shall relieve the Company from liability to pay amounts due under Section 10.12 resulting from a termination of this Agreement pursuant to Sections 9.1(b), 9.1(c) or 9.1(e) and (iv) nothing shall relieve the Purchaser from liability for actual damages resulting from a termination of this Agreement pursuant to Section 9.1(d); and provided, further, that none of the parties hereto shall have any liability for speculative, indirect, unforeseeable or consequential damages or lost profits resulting from any legal action relating to any termination of this Agreement.

ARTICLE X

MISCELLANEOUS

     10.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement until the date that is ninety (90) days after the receipt by the Purchaser of audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ending December 31, 2005 (or, if such fiscal year changes and no such audited consolidated financial statements are available, then the next closest fiscal year), except for (a) Sections 3.1, 3.2, 3.3, 3.5 and 3.14, which representations and warranties shall survive indefinitely and (b) Section 3.12, which shall survive until the later to occur of (i) the lapse of the statute of limitations with respect to the assessment of any Tax to which such representation and warranty relates (including any extensions or waivers thereof) and (ii) sixty (60) days after the final administrative or judicial determination of the Taxes to which such representation and warranty relates, and no claim with respect to Section 3.12 may be asserted thereafter with the exception of claims arising out of any fact, circumstance, action or proceeding to which the party asserting such claim shall have given notice to the other parties to this Agreement prior to the termination of such period of reasonable belief that a tax liability will subsequently arise therefrom.

     10.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:	Healthaxis Inc. 5215 N. O’Connor Boulevard 800 Central Tower Irving, Texas 75039 Attention: J. Brent Webb, Esq. Telecopy: (972) 458-8050

with a copy to:	Locke Liddell & Sapp LLP 2200 Ross Avenue Suite 2200 Dallas, Texas 75201 Attention: John B. McKnight, Esq. Telecopy: (214) 756-8675;

if to Purchaser:	Tak Investments, Inc. 400 Professional Drive, Suite 420 Gaithersburg, Maryland 20879 Attention: Sharad Tak

with a copy to:	Shaw Pittman LLP 1650 Tysons Boulevard Suite 1400 McLean, Virginia 22102 Attention: Steven L. Meltzer, Esq. Telecopy: (703) 770-7901;

     All such notices, demands and other communications shall be deemed to have been duly given (i) when delivered by hand, if personally delivered; (ii) one Business Day after being sent, if sent via a reputable nationwide overnight courier service guaranteeing next business day delivery; (iii) five (5) Business Days after being sent, if sent by registered or certified mail, return receipt requested, postage prepaid; and (iv) when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.2 designate another address or Person for receipt of notices hereunder. Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party to whom it is given.

     10.3 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to the Company’s prior consent not to be unreasonably withheld or delayed and applicable securities laws and the terms and conditions thereof, the Purchaser may assign any of its rights under this Agreement to any of the Purchaser’s Affiliates. The Company may not assign any of its rights under this Agreement without the written consent of the Purchaser. Except as provided in Article VIII, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     10.4 AMENDMENT AND WAIVER. (a) No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Purchaser from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Purchaser purchasing a majority of the Purchased Shares, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     10.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     10.6 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     10.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles thereof relating to conflicts of law or choice of law.

     10.8 DISPUTES.

          (a) Except as provided in Article VIII of this Agreement, any dispute, difference controversy or claim arising in connection with or related or incidental to, or question occurring under, this Agreement or the subject matter hereof shall be finally settled under the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”), unless otherwise agreed, by an arbitral tribunal composed of three (3) arbitrators, at least one (1) of whom shall be an attorney experienced in corporate transactions, appointed by agreement of the Company and the Purchaser in accordance with said Rules. In the event the parties fail to agree upon a panel of arbitrators from the first list of potential arbitrators proposed by the AAA, the AAA will submit a second list in accordance with said Rules. In the event the parties shall have failed to agree upon a full panel of arbitrators from said second list, any remaining arbitrators to be selected shall be appointed by the AAA in accordance with said Rules. All arbitrators shall be neutral arbitrators.

          (b) The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. A decision by a majority of the arbitrators shall be final, conclusive and binding. The arbitrators shall deliver a written and reasoned award with respect to the dispute to each of the parties, who shall promptly act in accordance therewith. Any arbitration proceeding shall be held in either Dallas, Texas or Washington, D.C., as selected by the party that does not initiate the arbitration proceedings. Any arbitration proceeding and the results thereof shall be subject to the confidentiality provisions of Section 5.11.

          (c) The parties hereby exclude any right of appeal to any court on the merits of the dispute. The provisions of this Section 10.8 may be enforced in any court having jurisdiction over the award or either of the parties or any of their respective assets, and judgment on the award (including without limitation equitable remedies) granted in any arbitration hereunder may be entered in any such court. Nothing contained in this Section 10.8 shall prevent any party from seeking injunctive or other equitable relief from any court of competent jurisdiction, without the need to resort to arbitration.

     10.9 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason by a court of competent jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     10.10 RULES OF CONSTRUCTION. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

     10.11 ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

     10.12 FEES AND EXPENSES. Each party hereto shall be solely responsible for the fees and expenses incurred by such party in connection with the negotiation and consummation of the Transaction Documents and the transactions contemplated thereby; provided, however, that at the Closing, the Company shall pay to the Purchaser an amount in cash equal to One Hundred Fifty Thousand Dollars ($150,000). In the event of the termination of this Agreement by the Purchaser pursuant to Section 9.1(b), 9.1(c) or 9.1(e) hereof, the Company shall pay to the Purchaser an amount in cash equal to One Hundred Fifty Thousand Dollars ($150,000) within two (2) business days of such termination.

     10.13 PUBLIC ANNOUNCEMENTS. After the execution hereof, the Company shall be permitted to issue a press release relating to the Transaction Documents and the transactions contemplated thereby. The Purchaser shall have the opportunity to review and comment on such press release prior to its issuance, which review and comment shall be provided as expeditiously as reasonably possible so that such press release may be issued in accordance with Section 5.9, and such press release shall be in form and substance reasonably satisfactory to the Purchaser. Except as set forth in the previous sentence, neither the Company nor the Purchaser will issue any press release or make any public statements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto, except to the extent such party reasonably believes such press release or public statement is required by applicable law or stock market regulations, including pursuant to the rules and regulations of the Commission; provided, however, that the Company and the Purchaser may make reasonable public statements consistent with prior public statements otherwise permitted under this Section 10.13. Notwithstanding the foregoing, the Company will not use or refer to the name of the Purchaser in any public statement or disclosure, without the consent of the Purchaser except to the extent that such party reasonably believes such statement or disclosure is required by applicable law or stock market regulations, including pursuant to the rules and regulations of the Commission.

     10.14 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Stock and Warrant Purchase Agreement on the date first written above.

COMPANY:

HEALTHAXIS INC.

By: /s/ James W. McLane
Name: James W. McLane
Title: CEO

PURCHASER:

TAK INVESTMENTS, INC.

By: /s/ Sharad Tak
Name: Sharad Tak
Title: President

Appendix B

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SUCH APPLICABLE STATE LAWS.

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF (1) ARE SUBJECT TO A CERTAIN INVESTOR RIGHTS AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE ISSUER HEREOF AND INITIAL HOLDER HEREOF (THE “INVESTOR RIGHTS AGREEMENT”) THAT RESTRICTS CERTAIN TRANSFERS OF SUCH SECURITIES AND (2) MAY BE SUBJECT TO CERTAIN RIGHTS AND OBLIGATIONS PROVIDED FOR IN THAT CERTAIN REGISTRATION RIGHTS AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE ISSUER HEREOF AND THE INITIAL HOLDER HEREOF (THE “REGISTRATION RIGHTS AGREEMENT”). A COPY OF SUCH AGREEMENTS SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER HEREOF TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

No. 2005 - 01	Date of Issuance: ______________, 2005

WARRANT TO PURCHASE
SHARES OF COMMON STOCK
OF
HEALTHAXIS INC.

     THIS IS TO CERTIFY that, for value received, Tak Investments, Inc., a Delaware corporation (the “Holder”) is entitled to purchase from Healthaxis Inc., a Pennsylvania corporation (the “Company”), and the Company is entitled to require that the Holder purchase at any time from the date of issuance and on or before the Expiration Date, up to 3,333,333 shares of Common Stock of the Company (as adjusted pursuant to Section 2 of this Warrant) at the Exercise Price on the terms and subject to the conditions hereinafter set forth.

     Capitalized terms used herein without definition shall have the meanings set forth in Section 8 of this Warrant.

     1. Exercise of Warrant; Company Put Rights.

          (a) Subject to the terms and conditions set forth herein, the Holder shall have the right, at the Holder’s option, to exercise this Warrant, in whole or in part, up to an aggregate of 2,222,222 shares of Common Stock, at any time during the period commencing on the Issue Date and ending on the Expiration Date. To exercise this Warrant, the Holder shall deliver to the Company (i) a notice of exercise in the form attached hereto (the “Notice of Exercise”) duly completed and executed, (ii) an amount in cash equal to the Exercise Price, (iii) this Warrant; and (iv) such documentation as the Company may reasonably require in connection with establishing an exemption from registration under federal and state securities law for the issuance of shares of Common Stock to Holder upon the exercise hereof, including, without limitation, an investor questionnaire, and a letter of securities law representations and warranties concerning Holder and Holder’s investment in such securities. At the option of the Holder, payment of the Exercise Price shall be made: (A) by wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose; (B) by certified or official bank check payable to the order of the Company; or (C) a combination of such methods.

          (b) Upon receipt of the required deliveries, the Company shall, as promptly as practicable and no later than three (3) business days after receipt of the Notice of Exercise, cause to be issued and delivered to the Holder, subject to the terms of the Investor Rights Agreement, a certificate or certificates representing shares of Common Stock equal in the aggregate to the number of shares of Common Stock specified in the Notice of Exercise. The shares of Common Stock so purchased shall be deemed to be issued to the Holder, as the record owner of such shares, as of the close of business on the Exercise Date. The Company shall pay all reasonable expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 1.

          (c) Subject to the terms and conditions otherwise set forth herein, the Company shall have the right, at its option, to compel the exercise of this Warrant, in whole or in part and from time to time:

               (i) with respect to not more than 2,222,222 shares of Common Stock, at any time during the period commencing six months after the Issue Date and ending on the Expiration Date if, and only if:

                    (A) at the time of the exercise of this Warrant, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, “Litigation”) pending or, to the knowledge of the Company or any of its subsidiaries, threatened, at law, in equity, in arbitration or before any governmental authority against the Company or any of its subsidiaries, such that a loss contingency in excess of $1,000,000 is required or could reasonably be anticipated to be required (provided, that any such amount shall be exclusive of any amounts reasonably expected to be paid by any insurance company on the Company’s or any Company subsidiary’s behalf);

                    (B) the Company shall use the proceeds of such compelled exercise of this Warrant pursuant to this Section 1(c)(i) exclusively to effectuate, in whole or in part, in whole or in part, an acquisition of another entity or for another business purpose (in either case, a “Permitted Business Purpose”), in either case as approved by the Board of Directors of the Company;

                    (C) at the time of the exercise of this Warrant, the Company is not the subject of, and has not been the subject of, any voluntary or involuntary bankruptcy, receivership or other insolvency proceedings and has not entered into an assignment or other arrangement for the benefits of its creditors; and

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                    (D) the Board of Directors of the Company, including the director designee(s) of the initial Holder (to the extent any such designee(s) serve on the Board of Directors at the time of the consideration of the Permitted Business Purpose by the Board of Directors), unanimously agrees to compel the exercise of this Warrant;

               (ii) with respect to not more than an additional 1,111,111 shares of Common Stock, at any time during the period commencing on the Issue Date and ending on the Expiration Date if, and only if:

                    (A) at the time of the exercise of this Warrant, there is no Litigation pending or, to the knowledge of the Company or any of its subsidiaries, threatened, at law, in equity, in arbitration or before any governmental authority against the Company or any of its subsidiaries, such that a loss contingency in excess of $1,000,000 is required or could reasonably be anticipated to be required (provided, that any such amount shall be exclusive of any amounts reasonably expected to be paid by any insurance company on the Company’s or any Company subsidiary’s behalf);

                    (B) the Company shall use the proceeds of such compelled exercise of this Warrant pursuant to this Section 1(c)(ii) exclusively to effectuate, in whole or in part, a Permitted Business Purpose as approved by the Board of Directors;

                    (C) at the time of the exercise of this Warrant, the Company is not the subject of, and has not been the subject of, any voluntary or involuntary bankruptcy, receivership or other insolvency proceedings and has not entered into an assignment or other arrangement for the benefits of its creditors; and

                    (D) the Board of Directors of the Company, including the director designee(s) of the initial Holder (to the extent any such designee(s) serve on the Board of Directors at the time of the consideration of the Permitted Business Purpose by the Board of Directors), unanimously agrees to compel the exercise of this Warrant.

In the event of the Company’s election to exercise all or a portion of its rights pursuant to this Section 1(c), the Holder shall deliver, within 5 business days of its receipt of the notice specified above, to the Company the Exercise Price, the Warrant, such documentation with respect to the establishment of an exemption from registration under federal and state securities laws for the issuance of shares of Common Stock to Holder, and the Company shall promptly thereafter deliver to the Holder the shares of Common Stock with respect to which this Warrant is exercised. The Company shall, as promptly as practicable and no later than three (3) business days after receipt of the Exercise Price, cause to be issued and delivered to the Holder, subject to the terms of the Investor Rights Agreement, a certificate or certificates representing shares of Common Stock equal in the aggregate to the number of shares of Common Stock specified in the Notice of Exercise. Such shares of Common Stock shall be deemed to be issued on the Exercise Date. At the option of Holder, payment of the Exercise Price shall be made: (A) by wire transfer of funds to an account in a bank located in the United States designated by the Company for that purpose; (B) by certified or official bank check payable to the order of the Company; or (C) a combination of such methods.

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     2. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

          (a) If the Company at any time after the Issue Date: (i) pays or makes a stock dividend on its Common Stock in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) issues any shares of Common Stock by reclassification of shares of Common Stock, or (iv) effects a reverse stock split of Common Stock, then this Warrant shall thereafter be exercisable for that number of shares that would have derived had the Warrant been exercised immediately prior to the events listed in (i), (ii), (iii) or (iv) above (and the Exercise Price thereof shall be correspondingly adjusted). In the case of a subdivision or re-classification, any adjustment made pursuant to this Section 2(a) shall become effective immediately after the effective date of such subdivision or re-classification. Such adjustments shall be made successively whenever any event listed above shall occur.

          (b) If at any time after the Issue Date, the Common Stock issuable upon the exercise of the Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, exchange, substitution or otherwise, and other than a capital reorganization, merger or consolidation (the adjustment for which is provided for in Section 2(c)), in any such event the Holder shall have the right thereafter to exercise this Warrant for stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change that it would have been entitled to receive had it exercised this Warrant immediately prior to such recapitalization, reclassification, exchange, substitution or other event, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof (and the Exercise Price of this Warrant shall be correspondingly adjusted).

          (c) If at any time after the Issue Date, the Common Stock is converted into other securities or property, whether pursuant to a capital reorganization, merger, consolidation or otherwise (other than a recapitalization, reclassification, subdivision, exchange or substitution of shares provided for in Section 2(b)), as a part of such transaction, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled to receive in connection with such transaction, subject to adjustment in respect of such stock or securities by the terms thereof (and the Exercise Price of this Warrant shall be correspondingly adjusted). To the extent applicable, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the Holder after such transaction to the end that the provisions of this Section 2 (including adjustment to the number of shares issuable upon exercise of the Warrant and the adjustment of the Exercise Price thereof) shall be applicable after that event and be as nearly equivalent as practicable.

          (d) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 2(a)), or subscription rights or

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warrants, the Exercise Price to be in effect after such payment date shall be determined by multiplying the Exercise Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (i) if the Common Stock is then listed on a national stock exchange, the Market Price shall be the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (ii) if the Common Stock is then included in The Nasdaq Stock Market, Inc. (“Nasdaq”), the Market Price shall be the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on Nasdaq as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (iii) if the Common Stock is then included in the Over-the-Counter Bulletin Board, the Market Price shall be the closing sale price of one share of Common Stock on the Over-the-Counter Bulletin Board on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the Over-the-Counter Bulletin Board as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; and (iv) if the Common Stock is then included in the “pink sheets,” the Market Price shall be the closing sale price of one share of Common Stock on the “pink sheets” on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded. The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder prior to the exercise hereunder as to the Market Price of a share of Common Stock as determined by the Board of Directors of the Company.

          (e) An adjustment to the Exercise Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

          (f) Holder, by accepting the benefits of this Warrant, agrees that the number of shares for which this Warrant is exercisable shall be subject to adjustment or reduction as provided in this Section 2.

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          (g) (i) Within three (3) business days of any adjustment of the number of shares issuable upon exercise hereof, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Company shall give written notice to the Holder at least fifteen (15) days prior to the date on which any merger or reclassification provided for in Section 2(c) hereof shall take place.

     3. Reservation. The Company shall, at all times prior to the Expiration Date, reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, a number of authorized shares of Common Stock equal to the number of shares issuable from time to time upon exercise of this Warrant.

     4. Fully Paid Stock. The Company covenants that the shares of Common Stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the purchase rights herein shall, at the time of such delivery, and upon such payment in full of the Exercise Price for each share of Common Stock being exercised,be duly authorized, validly issued and outstanding and fully paid and nonassessable.

     5. Restrictions on Transfer. Holder, by acceptance hereof, agrees that the transfer of this Warrant and the shares issuable upon exercise of the Warrant are subject to the provisions of the Investor Rights Agreement, and that this Warrant and the shares issuable upon exercise of the Warrant and the holders thereof shall be entitled to all rights and benefits accorded thereto and subject to all the restrictions and obligations imposed thereon in the Investor Rights Agreement.

     6. Partial Exercise or Purchase. If this Warrant is exercised or purchased in part only, the Holder shall be entitled to receive a new Warrant, issued at the Company’s expense, registered in the name of the Holder evidencing the right to purchase the aggregate number of shares of Common Stock for which this Warrant was not exercised or purchased.

     7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the difference between the Market Price and the Exercise Price multiplied by such fraction.

     8. Definitions.

          In addition to the terms defined elsewhere in this Warrant, the following terms shall have the meanings set forth below:

          “Common Stock” means the Company’s common stock, par value $.10 per share.

          “Exercise Date” means the date on which this Warrant is exercised by the Holder pursuant to the terms hereof.

          “Exercise Price” means $2.25 per share of Common Stock, subject to adjustment as provided herein.

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          “Expiration Date” shall mean 5:00 p.m., Dallas, Texas time, on the second anniversary of the effective date of registration pursuant to the Securities Act of the shares of Common Stock issued or issuable upon exercise of this Warrant.

          “Holder” shall mean the person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

          “Investor Rights Agreement” means the Investor Rights Agreement, dated as of __________, 2005, by and among the Company and the initial Holder.

          “Issue Date” shall mean the date of issuance of this Warrant.

          “Person” shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, association, corporation, trust, institution, public benefit corporation, entity or government.

          “Registration Rights Agreement” means the Registration Rights Agreement, dated as of __________, 2005, by and among the Company and the initial Holder.

          “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as in effect from time to time.

          “Warrant” means this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant.

     9. Replacement Warrants. If this Warrant is mutilated, lost, stolen or destroyed, the Company may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or in lieu of the Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant.

     10. Warrant Holder Not a Shareholder. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Common Stock or any other securities that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     11. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Mellon Investor Services LLC. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Holder a statement setting forth the name and address of such transfer agent.

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     12. Registration Rights. The initial Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Holder hereof shall be entitled to such rights to the extent provided in the Registration Rights Agreement.

     13. Notices. Except as otherwise expressly provided herein, any notices, consents, waivers or other communications required or permitted to be given under this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 5:00 p.m. eastern time (“ET”) where such notice is received) or the first business day following such delivery (if received after 5:00 p.m. ET where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. Any communications shall be addressed (a) to the Company, at its principal executive offices and (b) to the Holder, at the Holder’s address as it appears in the records of the Company (unless otherwise indicated by the Holder).

     14. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective under applicable law, but if any provision of this Warrant is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

     15. Captions; Governing Law. The descriptive headings of the various sections of this Warrant are for convenience only and shall not affect the meaning or construction of the provisions hereof. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule. Any dispute, difference, controversy or claim arising in connection with or related or incidental to a matter arising under this Warrant shall be finally settled using the arbitration provisions set forth in Section 10.8 of the Stock and Warrant Purchase Agreement, dated as of February 23, 2005, between the Company and the initial Holder.

     16. Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the same is sought.

     17. Successors. All the covenants and provisions hereof by or for the benefit of the Holder shall bind and inure to the benefit of its respective successors and assigns hereunder.

     18. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be executed on the next succeeding day not a legal holiday.

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     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and to be dated this _____ day of _______, 2005.

HEALTHAXIS INC.

By:

James W. McLane, Chief Executive Officer

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NOTICE OF EXERCISE

Healthaxis Inc.
The Towers at Williams Square
5215 N. O’Connor Blvd., Suite 800
Irving, Texas 75039

     The undersigned, __________________________________, pursuant to the provisions of Warrant No. _____ issued on __________, 2005, hereby elects to purchase _____________ shares of common stock of Healthaxis Inc. covered by the Warrant described herein.

Dated: _________________

Signature:

Address:

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Appendix C

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SUCH APPLICABLE STATE LAWS.

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF (1) MAY, UNDER CERTAIN CIRCUMSTANCES, BE SUBJECT TO A CERTAIN INVESTOR RIGHTS AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE ISSUER HEREOF AND INITIAL HOLDER HEREOF (THE “INVESTOR RIGHTS AGREEMENT”) THAT RESTRICTS CERTAIN TRANSFERS OF SUCH SECURITIES AND (2) MAY BE SUBJECT TO CERTAIN RIGHTS AND OBLIGATIONS PROVIDED FOR IN THAT CERTAIN REGISTRATION RIGHTS AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE ISSUER HEREOF AND THE INITIAL HOLDER HEREOF (THE “REGISTRATION RIGHTS AGREEMENT”). A COPY OF SUCH AGREEMENTS SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER HEREOF TO THE HOLDER HEREOF UPON WRITTEN REQUEST.
No. 2005 - 02	Date of Issuance: ________________, 2005

WARRANT TO PURCHASE
SHARES OF COMMON STOCK
OF
HEALTHAXIS INC.

     THIS IS TO CERTIFY that, for value received, Tak Investments, Inc., a Delaware corporation (the “Holder”) is entitled to purchase from Healthaxis Inc., a Pennsylvania corporation (the “Company”), at any time from the date of issuance and on or before the Expiration Date, the number of shares of Common Stock of the Company equal to 555,556 plus one (1) additional share of Common Stock for each four (4) shares of Common Stock purchased pursuant to the Company’s Warrant No. 2005-01 (or any successor instrument or instruments), up to an aggregate of 1,388,889 shares of Common Stock of the Company (as adjusted pursuant to Section 2 of this Warrant) at the Exercise Price on the terms and subject to the conditions hereinafter set forth.

     Capitalized terms used herein without definition shall have the meanings set forth in Section 8 of this Warrant.

     1. Exercise of Warrant.

          (a) Subject to the terms and conditions set forth herein, the Holder shall have the right, at its option, to exercise this Warrant in whole or in part at any time during the period commencing on the Issue Date and ending on the Expiration Date. To exercise this Warrant, the

Holder shall deliver to the Company (i) a notice of exercise in the form attached hereto (the “Notice of Exercise”) duly completed and executed, (ii) an amount in cash equal to the Exercise Price, (iii) this Warrant; and (iv) such documentation as the Company may reasonably require in connection with establishing an exemption from registration under federal and state securities law for the issuance of shares of Common Stock to Holder upon the exercise hereof, including, without limitation, an investor questionnaire, and a letter of securities law representations and warranties concerning Holder and Holder’s investment in such securities. At the option of the Holder, payment of the Exercise Price shall be made: (A) by wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose; (B) by certified or official bank check payable to the order of the Company; (C) by the method authorized by Section 1(c) hereof (if applicable); or (D) a combination of such methods.

          (b) Upon receipt of the required deliveries, and subject to Section 1(c)  below, the Company shall, as promptly as practicable and no later than three (3) business days after receipt of the Notice of Exercise, cause to be issued and delivered to the Holder, subject to the terms of the Investor Rights Agreement, a certificate or certificates representing shares of Common Stock equal in the aggregate to the number of shares of Common Stock specified in the Notice of Exercise. The shares of Common Stock so purchased shall be deemed to be issued to the Holder, as the record owner of such shares, as of the close of business on the Exercise Date. The Company shall pay all reasonable expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 1.

          (c) Notwithstanding any provision herein to the contrary, commencing on the first anniversary of the Issue Date, and provided that (i) the Company’s Warrant No. 2005-01 has been exercised for at least $5 million; (ii) the Company Common Stock does not trade, at any time during the 12-month period immediately prior to the Exercise Date, at a daily market price greater than $3.00 per share for twenty (20) trading days during any consecutive thirty (30) trading day period, and (iii) the Company’s annual sales growth rate for the fiscal year immediately prior to the Exercise Date is less than fifteen percent (15%), then with respect to up to 55,556 shares of Common Stock of the Company, plus one (1) additional share of Common Stock for each forty (40) shares of Common Stock purchased pursuant to the Company’s Warrant No. 2005-01 (or any successor instrument or instruments), up to an aggregate of 138,889 shares of Common Stock of the Company, in lieu of exercising this Warrant for cash, Holder may elect to receive Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company, together with the form of Election to Exercise attached as Exhibit A hereto fully executed, in which event the Company shall issue to Holder that number of shares of Common Stock computed using the following formula:

Y =	Z x ((C-B) / C)

Where	Y =	the number of shares of Common Stock to be issued to Holder

Z =

the aggregate number of shares of Common Stock then purchasable on a cashless basis under this Warrant or, if only a portion of this Warrant is being exercised on a cashless basis, the number of shares of Common Stock for which this Warrant is being exercised on a cashless basis (at the date of such calculation)

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B =	Exercise Price

C =	Market Price of one share of Common Stock (at the date of such calculation)

For purposes of this Section, the Market Price of one share of the Common Stock shall be calculated as follows: If the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market or the over-the-counter market, the last reported price on the date of valuation at which the Common Stock has traded on such exchange or the Nasdaq Stock Market, or the average of the bid and asked prices on the over-the-counter market on the date of valuation or, if no sale took place on such date, the last date on which a sale took place. If the Common Stock is not so traded, the Market Price of one share of the Common Stock shall be as determined by agreement of the parties hereto, or if the parties hereto cannot reach agreement, then such value shall be determined by appraisal by an independent investment banking firm selected by the Company and acceptable to Holder; provided, however, that if Holder and the Company cannot agree on such investment banking firm, such appraised value shall be determined by an independent investment banking firm independently selected by the agreement of an investment banking firm selected by each of the Company and Holder. The cost of such appraisal shall be borne by the Company.

     2. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

          (a) If the Company at any time after the Issue Date: (i) pays or makes a stock dividend on its Common Stock in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) issues any shares of Common Stock by reclassification of shares of Common Stock, or (iv) effects a reverse stock split of Common Stock, then this Warrant shall thereafter be exercisable for that number of shares that would have derived had the Warrant been exercised immediately prior to the events listed in (i), (ii), (iii) or (iv) above (and the Exercise Price thereof shall be correspondingly adjusted). In the case of a subdivision or re-classification, any adjustment made pursuant to this Section 2(a) shall become effective immediately after the effective date of such subdivision or re-classification. Such adjustments shall be made successively whenever any event listed above shall occur.

          (b) If at any time after the Issue Date, the Common Stock issuable upon the exercise of the Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, exchange, substitution or otherwise, and other than a capital reorganization, merger or consolidation (the adjustment for which is provided for in Section 2(c)), in any such event the Holder shall have the right thereafter to exercise this Warrant for stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change that it would have been entitled to receive had it exercised this Warrant immediately prior to such recapitalization, reclassification, exchange, substitution or other event, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof (and the Exercise Price of this Warrant shall be correspondingly adjusted).

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          (c) If at any time after the Issue Date, the Common Stock is converted into other securities or property, whether pursuant to a capital reorganization, merger, consolidation or otherwise (other than a recapitalization, reclassification, subdivision, exchange or substitution of shares provided for in Section 2(b)), as a part of such transaction, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled to receive in connection with such transaction, subject to adjustment in respect of such stock or securities by the terms thereof (and the Exercise Price of this Warrant shall be correspondingly adjusted). To the extent applicable, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the Holder after such transaction to the end that the provisions of this Section 2 (including adjustment to the number of shares issuable upon exercise of the Warrant and the adjustment of the Exercise Price thereof) shall be applicable after that event and be as nearly equivalent as practicable.

          (d) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 2(a)), or subscription rights or warrants, the Exercise Price to be in effect after such payment date shall be determined by multiplying the Exercise Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (i) if the Common Stock is then listed on a national stock exchange, the Market Price shall be the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (ii) if the Common Stock is then included in The Nasdaq Stock Market, Inc. (“Nasdaq”), the Market Price shall be the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on Nasdaq as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (iii) if the Common Stock is then included in the Over-the-Counter Bulletin Board, the Market Price shall be the closing sale price of one share of Common Stock on the Over-the-Counter Bulletin Board on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the Over-the-Counter Bulletin Board as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most

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recent ten (10) trading sessions during which the Common Stock has traded; and (iv) if the Common Stock is then included in the “pink sheets,” the Market Price shall be the closing sale price of one share of Common Stock on the “pink sheets” on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded. The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder prior to the exercise hereunder as to the Market Price of a share of Common Stock as determined by the Board of Directors of the Company.

          (e) An adjustment to the Exercise Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

          (f) Holder, by accepting the benefits of this Warrant, agrees that the number of shares for which this Warrant is exercisable shall be subject to adjustment or reduction as provided in this Section 2.

          (g) (i) Within three (3) business days of any adjustment of the number of shares issuable upon exercise hereof, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Company shall give written notice to the Holder at least fifteen (15) days prior to the date on which any merger or reclassification provided for in Section 2(c) hereof shall take place.

     3. Reservation. The Company shall, at all times prior to the Expiration Date, reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, a number of authorized shares of Common Stock equal to the number of shares issuable from time to time upon exercise of this Warrant.

     4. Fully Paid Stock. The Company covenants that the shares of Common Stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the purchase rights herein shall, at the time of such delivery, and upon such payment in full of the Exercise Price for each share of Common Stock being exercised, be duly authorized, validly issued and outstanding and fully paid and nonassessable.

     5. Restrictions on Transfer. Holder, by acceptance hereof, agrees that the transfer of this Warrant and the shares issuable upon exercise of the Warrant are, under certain circumstances, subject to the provisions of the Investor Rights Agreement.

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     6. Partial Exercise or Purchase. If this Warrant is exercised or purchased in part only, the Holder shall be entitled to receive a new Warrant, issued at the Company’s expense, registered in the name of the Holder evidencing the right to purchase the aggregate number of shares of Common Stock for which this Warrant was not exercised or purchased.

     7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the difference between the Market Price and the Exercise Price multiplied by such fraction.

     8. Definitions.

          In addition to the terms defined elsewhere in this Warrant, the following terms shall have the meanings set forth below:

          “Common Stock” means the Company’s common stock, par value $.10 per share.

          “Exercise Date” means the date on which this Warrant is exercised by the Holder pursuant to the terms hereof.

          “Exercise Price” means $2.70 per share of Common Stock, subject to adjustment as provided herein.

          “Expiration Date” shall mean 5:00 p.m., Dallas, Texas time, on the third anniversary of the Issue Date.

          “Holder” shall mean the person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

          “Investor Rights Agreement” means the Investor Rights Agreement, dated as of _______, 2005, by and among the Company and the initial Holder.

          “Issue Date” shall mean the date of issuance of this Warrant.

          “Person” shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, association, corporation, trust, institution, public benefit corporation, entity or government.

          “Registration Rights Agreement” means the Registration Rights Agreement, dated as of _________, 2005, by and among the Company and the initial Holder.

          “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as in effect from time to time.

          “Warrant” means this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant.

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     9. Replacement Warrants. If this Warrant is mutilated, lost, stolen or destroyed, the Company may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or in lieu of the Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant.

     10. Warrant Holder Not a Shareholder. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Common Stock or any other securities that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     11. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Mellon Investor Services LLC. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Holder a statement setting forth the name and address of such transfer agent.

     12. Registration Rights. The initial Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Holder hereof shall be entitled to such rights to the extent provided in the Registration Rights Agreement.

     13. Notices. Except as otherwise expressly provided herein, any notices, consents, waivers or other communications required or permitted to be given under this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 5:00 p.m. eastern time (“ET”) where such notice is received) or the first business day following such delivery (if received after 5:00 p.m. ET where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. Any communications shall be addressed (a) to the Company, at its principal executive offices and (b) to the Holder, at the Holder’s address as it appears in the records of the Company (unless otherwise indicated by the Holder).

     14. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective under applicable law, but if any provision of this Warrant is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

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     15. Captions; Governing Law. The descriptive headings of the various sections of this Warrant are for convenience only and shall not affect the meaning or construction of the provisions hereof. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule. Any dispute, difference, controversy or claim arising in connection with or related or incidental to a matter arising under this Warrant shall be finally settled using the arbitration provisions set forth in Section 10.8 of the Stock and Warrant Purchase Agreement, dated as of February 23, 2005, between the Company and the initial Holder.

     16. Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the same is sought.

     17. Successors. All the covenants and provisions hereof by or for the benefit of the Holder shall bind and inure to the benefit of its respective successors and assigns hereunder.

     18. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be executed on the next succeeding day not a legal holiday.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and to be dated this ___ day of _______, 2005.

HEALTHAXIS INC.

By:

James W. McLane, Chief Executive Officer

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NOTICE OF EXERCISE

Healthaxis Inc.
The Towers at Williams Square
5215 N. O’Connor Blvd., Suite 800
Irving, Texas 75039

     The undersigned, __________________________________, pursuant to the provisions of Warrant No. _____ issued on __________, 2005, hereby elects to purchase _____________ shares of common stock of Healthaxis Inc. covered by the Warrant described herein.

     This exercise of the Warrant is being carried out pursuant to: Section 1(a) of the Warrant ☐ or Section 1(c) of the Warrant ☐ (check one).

Dated: ____________________

Signature:

Address:

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Appendix D

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SUCH APPLICABLE STATE LAWS.

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF (1) MAY, UNDER CERTAIN CIRCUMSTANCES, BE SUBJECT TO A CERTAIN INVESTOR RIGHTS AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE ISSUER HEREOF AND INITIAL HOLDER HEREOF (THE “INVESTOR RIGHTS AGREEMENT”) THAT RESTRICTS CERTAIN TRANSFERS OF SUCH SECURITIES AND (2) MAY BE SUBJECT TO CERTAIN RIGHTS AND OBLIGATIONS PROVIDED FOR IN THAT CERTAIN REGISTRATION RIGHTS AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE ISSUER HEREOF AND THE INITIAL HOLDER HEREOF (THE “REGISTRATION RIGHTS AGREEMENT”). A COPY OF SUCH AGREEMENTS SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER HEREOF TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

No. 2005 - 03	Date of Issuance: ______________, 2005

WARRANT TO PURCHASE
SHARES OF COMMON STOCK
OF
HEALTHAXIS INC.

     THIS IS TO CERTIFY that, for value received, Tak Investments, Inc., a Delaware corporation (the “Holder”) is entitled to purchase from Healthaxis Inc., a Pennsylvania corporation (the “Company”), at any time from the date of issuance and on or before the Expiration Date, the number of shares of Common Stock of the Company equal to 555,556 plus one (1) additional share of Common Stock for each four (4) shares of Common Stock purchased pursuant to Warrant No. 2005-01 (or any successor instrument or instruments), up to an aggregate of 1,388,889 shares of Common Stock of the Company (as adjusted pursuant to Section 2 of this Warrant) at the Exercise Price on the terms and subject to the conditions hereinafter set forth.

     Capitalized terms used herein without definition shall have the meanings set forth in Section 8 of this Warrant.

     1. Exercise of Warrant.

          (a) Subject to the terms and conditions set forth herein, the Holder shall have the right, at its option, to exercise this Warrant in whole or in part at any time during the period commencing on the Issue Date and ending on the Expiration Date. To exercise this Warrant, the Holder shall deliver to the Company (i) a notice of exercise in the form attached hereto (the “Notice of Exercise”) duly completed and executed, (ii) an amount in cash equal to the Exercise Price, (iii) this Warrant; and (iv) such documentation as the Company may reasonably require in connection with establishing an exemption from registration under federal and state securities law for the issuance of shares of Common Stock to Holder upon the exercise hereof, including, without limitation, an investor questionnaire, and a letter of securities law representations and warranties concerning Holder and Holder’s investment in such securities. At the option of the Holder, payment of the Exercise Price shall be made: (A) by wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose; (B) by certified or official bank check payable to the order of the Company; (C) by the method authorized by Section 1(c) hereof (if applicable); or (D) a combination of such methods.

          (b) Upon receipt of the required deliveries, and subject to Section 1(c)  below, the Company shall, as promptly as practicable and no later than three (3) business days after receipt of the Notice of Exercise, cause to be issued and delivered to the Holder, subject to the terms of the Investor Rights Agreement, a certificate or certificates representing shares of Common Stock equal in the aggregate to the number of shares of Common Stock specified in the Notice of Exercise. The shares of Common Stock so purchased shall be deemed to be issued to the Holder, as the record owner of such shares as of the close of business on the Exercise Date. The Company shall pay all reasonable expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 1.

          (c) Notwithstanding any provision herein to the contrary, commencing on the second anniversary of the Issue Date, and provided that (i) the Company’s Warrant No. 2005-01 has been exercised for at least $5 million; (ii) the Company’s Common Stock does not trade, at any time during the 12-month period immediately prior to the Exercise Date, at a daily market price greater than $3.50 per share for twenty (20) trading days during any consecutive thirty (30) trading day period, and (iii) the Company’s average annual sales growth rate for the two fiscal years immediately prior to the Exercise Date is less than fifteen percent (15%), then with respect to up to 55,556 shares of Common Stock of the Company, plus one (1) additional share of Common Stock for each forty (40) shares of Common Stock purchased pursuant to the Company’s Warrant No. 2005-01 (or any successor instrument or instruments), up to an aggregate of 138,889 shares of Common Stock of the Company, in lieu of exercising this Warrant for cash, Holder may elect, at any time after the second anniversary of the Issue Date, to receive Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company, together with the form of Election to Exercise attached as Exhibit A hereto fully executed, in which event the Company shall issue to Holder that number of shares of Common Stock computed using the following formula:

Y =	Z x ((C-B) / C)

Where	Y =	the number of shares of Common Stock to be issued to Holder

Z =

the aggregate number of shares of Common Stock then purchasable on a cashless basis under this Warrant or, if only a portion of this Warrant is being exercised on a cashless basis, the number of shares of Common Stock for which this Warrant is being exercised on a cashless basis (at the date of such calculation)

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B =	Exercise Price

C =	Market Price of one share of Common Stock (at the date of such calculation)

For purposes of this Section, the Market Price of one share of the Common Stock shall be calculated as follows: If the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market or the over-the-counter market, the last reported price on the date of valuation at which the Common Stock has traded on such exchange or the Nasdaq Stock Market, or the average of the bid and asked prices on the over-the-counter market on the date of valuation or, if no sale took place on such date, the last date on which a sale took place. If the Common Stock is not so traded, the Market Price of one share of the Common Stock shall be as determined by agreement of the parties hereto, or if the parties hereto cannot reach agreement, then such value shall be determined by appraisal by an independent investment banking firm selected by the Company and acceptable to Holder; provided, however, that if Holder and the Company cannot agree on such investment banking firm, such appraised value shall be determined by an independent investment banking firm independently selected by the agreement of an investment banking firm selected by each of the Company and Holder. The cost of such appraisal shall be borne by the Company.

     2. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

          (a) If the Company at any time after the Issue Date: (i) pays or makes a stock dividend on its Common Stock in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) issues any shares of Common Stock by reclassification of shares of Common Stock, or (iv) effects a reverse stock split of Common Stock, then this Warrant shall thereafter be exercisable for that number of shares that would have derived had the Warrant been exercised immediately prior to the events listed in (i), (ii), (iii) or (iv) above (and the Exercise Price thereof shall be correspondingly adjusted). In the case of a subdivision or re-classification, any adjustment made pursuant to this Section 2(a) shall become effective immediately after the effective date of such subdivision or re-classification. Such adjustments shall be made successively whenever any event listed above shall occur.

          (b) If at any time after the Issue Date, the Common Stock issuable upon the exercise of the Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, exchange, substitution or otherwise, and other than a capital reorganization, merger or consolidation (the adjustment for which is provided for in Section 2(c)), in any such event the Holder shall have the right thereafter to exercise this Warrant for stock into the kind and amount of stock and other securities and property receivable in connection with such recapitalization, reclassification or other change that it would have been entitled to receive had it exercised this Warrant immediately prior to such recapitalization, reclassification, exchange, substitution or other event, all subject to further adjustments as provided herein or with respect to such other securities or property by the terms thereof (and the Exercise Price of this Warrant shall be correspondingly adjusted).

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          (c) If at any time after the Issue Date, the Common Stock is converted into other securities or property, whether pursuant to a capital reorganization, merger, consolidation or otherwise (other than a recapitalization, reclassification, subdivision, exchange or substitution of shares provided for in Section 2(b)), as a part of such transaction, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled to receive in connection with such transaction, subject to adjustment in respect of such stock or securities by the terms thereof (and the Exercise Price of this Warrant shall be correspondingly adjusted). To the extent applicable, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the Holder after such transaction to the end that the provisions of this Section 2 (including adjustment to the number of shares issuable upon exercise of the Warrant and the adjustment of the Exercise Price thereof) shall be applicable after that event and be as nearly equivalent as practicable.

          (d) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 2(a)), or subscription rights or warrants, the Exercise Price to be in effect after such payment date shall be determined by multiplying the Exercise Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (i) if the Common Stock is then listed on a national stock exchange, the Market Price shall be the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (ii) if the Common Stock is then included in The Nasdaq Stock Market, Inc. (“Nasdaq”), the Market Price shall be the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on Nasdaq as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (iii) if the Common Stock is then included in the Over-the-Counter Bulletin Board, the Market Price shall be the closing sale price of one share of Common Stock on the Over-the-Counter Bulletin Board on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the Over-the-Counter Bulletin Board as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall

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be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; and (iv) if the Common Stock is then included in the “pink sheets,” the Market Price shall be the closing sale price of one share of Common Stock on the “pink sheets” on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last trading day prior to the Valuation Date, provided that if such stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded. The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder prior to the exercise hereunder as to the Market Price of a share of Common Stock as determined by the Board of Directors of the Company.

          (e) An adjustment to the Exercise Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

          (f) Holder, by accepting the benefits of this Warrant, agrees that the number of shares for which this Warrant is exercisable shall be subject to adjustment or reduction as provided in this Section 2.

          (g) (i) Within three (3) business days of any adjustment of the number of shares issuable upon exercise hereof, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Company shall give written notice to the Holder at least fifteen (15) days prior to the date on which any merger or reclassification provided for in Section 2(c) hereof shall take place.

     3. Reservation. The Company shall, at all times prior to the Expiration Date, reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, a number of authorized shares of Common Stock equal to the number of shares issuable from time to time upon exercise of this Warrant.

     4. Fully Paid Stock. The Company covenants that the shares of Common Stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the purchase rights herein shall, at the time of such delivery, and upon such payment in full of the Exercise Price for each share of Common Stock being exercised, be duly authorized, validly issued and outstanding and fully paid and nonassessable.

     5. Restrictions on Transfer. Holder, by acceptance hereof, agrees that the transfer of this Warrant and the shares issuable upon exercise of the Warrant are, under certain circumstances, subject to the provisions of the Investor Rights Agreement.

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     6. Partial Exercise or Purchase. If this Warrant is exercised or purchased in part only, the Holder shall be entitled to receive a new Warrant, issued at the Company’s expense, registered in the name of the Holder evidencing the right to purchase the aggregate number of shares of Common Stock for which this Warrant was not exercised or purchased.

     7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the difference between the Market Price and the Exercise Price multiplied by such fraction.

     8. Definitions.

     In addition to the terms defined elsewhere in this Warrant, the following terms shall have the meanings set forth below:

     “Common Stock” means the Company’s common stock, par value $.10 per share.

     “Exercise Date” means the date on which this Warrant is exercised by the Holder pursuant to the terms hereof.

     “Exercise Price” means $3.15 per share of Common Stock, subject to adjustment as provided herein.

     “Expiration Date” shall mean 5:00 p.m., Dallas, Texas time, on the fourth anniversary of the Issue Date.

     “Holder” shall mean the person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

     “Investor Rights Agreement” means the Investor Rights Agreement, dated as of _______, 2005, by and among the Company and the initial Holder.

     “Issue Date” shall mean the date of issuance of this Warrant.

     “Person” shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, association, corporation, trust, institution, public benefit corporation, entity or government.

     “Registration Rights Agreement” means the Registration Rights Agreement, dated as of _______, 2005, by and among the Company and the initial Holder.

     “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as in effect from time to time.

     “Warrant” means this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant.

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     9. Replacement Warrants. If this Warrant is mutilated, lost, stolen or destroyed, the Company may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or in lieu of the Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant.

     10. Warrant Holder Not a Shareholder. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Common Stock or any other securities that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

     11. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Mellon Investor Services LLC. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Holder a statement setting forth the name and address of such transfer agent.

     12. Registration Rights. The initial Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Holder hereof shall be entitled to such rights to the extent provided in the Registration Rights Agreement.

     13. Notices. Except as otherwise expressly provided herein, any notices, consents, waivers or other communications required or permitted to be given under this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 5:00 p.m. eastern time (“ET”) where such notice is received) or the first business day following such delivery (if received after 5:00 p.m. ET where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. Any communications shall be addressed (a) to the Company, at its principal executive offices and (b) to the Holder, at the Holder’s address as it appears in the records of the Company (unless otherwise indicated by the Holder).

     14. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective under applicable law, but if any provision of this Warrant is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

7

     15. Captions; Governing Law. The descriptive headings of the various sections of this Warrant are for convenience only and shall not affect the meaning or construction of the provisions hereof. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule. Any dispute, difference, controversy or claim arising in connection with or related or incidental to a matter arising under this Warrant shall be finally settled using the arbitration provisions set forth in Section 10.8 of the Stock and Warrant Purchase Agreement, dated as of February 23, 2005, between the Company and the initial Holder.

     16. Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the same is sought.

     17. Successors. All the covenants and provisions hereof by or for the benefit of the Holder shall bind and inure to the benefit of its respective successors and assigns hereunder.

     18. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be executed on the next succeeding day not a legal holiday.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and to be dated this ___ day of _______, 2005.

HEALTHAXIS INC.

By:

James W. McLane, Chief Executive Officer

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NOTICE OF EXERCISE

Healthaxis Inc.
The Towers at Williams Square
5215 N. O’Connor Blvd., Suite 800
Irving, Texas 75039

     The undersigned, __________________________________, pursuant to the provisions of Warrant No. _____ issued on __________, 2005, hereby elects to purchase _____________ shares of common stock of Healthaxis Inc. covered by the Warrant described herein.

     This exercise of the Warrant is being carried out pursuant to: Section 1(a) of the Warrant ☐ or Section 1(c) of the Warrant ☐ (check one).

Dated: _________________________

Signature:

Address:

9

Appendix E

INVESTOR RIGHTS AGREEMENT

     THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is dated as of ________________, 2005 among Healthaxis Inc., a Pennsylvania corporation (the “Company”) and Tak Investments, Inc., a Delaware corporation (the “Purchaser”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Stock and Warrant Purchase Agreement, dated as of February ___, 2005, between the Company and the Purchaser (the “Stock Purchase Agreement”).

     WHEREAS, the execution of this Agreement is a condition to the Closing described in the Stock Purchase Agreement.

     NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchaser hereby agree as follows:

ARTICLE I.

GENERAL RESTRICTIONS ON TRANSFER

     1.1 Restrictions Generally. The Purchaser shall not directly or indirectly effect any sale, transfer, assignment, gift, exchange, pledge, hypothecation, encumbrance or other disposition of any Purchased Securities or Warrant Shares (collectively, the “Restricted Securities”), or any interest therein, whether voluntary or involuntary and regardless of the nature or method thereof (other than an exchange, reclassification or other conversion of the Restricted Securities into cash, securities or other property pursuant to a merger, consolidation or recapitalization of the Company) (each, a “Transfer”) during the one (1)-year period following the Closing Date or otherwise except in accordance with this Agreement and applicable federal and state securities laws and regulations. In addition, the Purchaser and the Purchaser’s sole stockholder, Sharad Tak, agree that the shares of capital stock of the Purchaser may not be Transferred to persons other than immediately family members of Sharad Tak without the prior written consent of the Company, and that the Purchaser may not issue any additional equity securities, as long as the Transfer restrictions on the Restricted Securities set forth in this Agreement remain in effect. In the event of a Transfer of shares of capital stock of the Purchaser, the transferee shall execute an addendum to this Agreement and such shares shall be similarly bound by the provisions of this Agreement. The Purchaser and Sharad Tak agree that the stock certificate(s) representing the shares of capital stock of the Purchaser shall be imprinted with a legend referencing this Agreement and the restrictions imposed hereby.

ARTICLE II.

RESTRICTIONS ON SALE TRANSACTIONS

     2.1 Transfer Restrictions. Notwithstanding the prohibition on Transfers provided in Section 1.1, and subject to Sections 2.2 and 2.3 hereof, the Purchaser may make Transfers of Restricted Securities in an aggregate amount equal to up to 25% of each of the Purchased Shares, Purchased Warrants and Warrant Shares; provided, that in the event of such a Transfer, and in the event such a Transfer is not conducted pursuant to an effective registration statement under the Securities Act of 1933, as amended, the Purchaser shall provide to the Company assurances reasonably satisfactory to the Company (including an opinion of counsel as referenced in Section 2.3) that the Purchaser would not be deemed an “underwriter” engaged in a “distribution of securities” (as those terms are commonly used under the Securities Act of 1933 (as defined in Section 2.3)) as a result of effecting such a Transfer (or related series of Transfers); and provided further, that notwithstanding anything contained in this Agreement, under no circumstances may the First Warrant be Transferred at any time without the Company’s prior written consent.

     2.2 Company’s Right of First Refusal. From and after the first anniversary of the Closing Date, and until such time as Purchaser together with any of Purchaser’s Affiliates owns less than 10% of the Common Stock calculated on a fully-diluted basis (including all outstanding shares of Common Stock and all outstanding securities of any type that are or may become exercisable for or convertible into shares of Common Stock (a “Fully-Diluted Basis”)) (the “Minimum Ownership Interest”), the Purchaser will be subject to the following restrictions:

          a. Right of First Refusal.

          (i) In the event of a proposed Transfer by the Purchaser of Restricted Securities wherein a single buyer in such transaction would, together with its Affiliates (a “Private Buyer”), upon consummation beneficially own 1,000,000 or more shares of Common Stock (including both outstanding shares of Common Stock and any rights to purchase shares of Common Stock, whether through the exercise of the Purchase Warrants or otherwise), the Purchaser must first give notice to the Company (the “Transfer Notice”) which shall include (i) the name and address of the proposed Private Buyer, (ii) the number of Restricted Securities proposed to be Transferred (the “Offered Securities”), (iii) the proposed purchase price thereof (the “Purchase Price”), including the type of consideration, and (iv) all other material terms and conditions of such offer, including the date upon which the Purchaser and the proposed Private Buyer reasonably expect to complete the Transfer (the “Proposed Sale Date”).

          (ii) Upon written notice (a “Company Notice”) to the Purchaser within fifteen (15) Business Days (as defined below) of the Company’s receipt of a Transfer Notice, the Company or its designee shall have the right to purchase all (but not less than all) of the Offered Securities on the same terms and conditions set forth in the Transfer Notice and at the price set forth in the Transfer Notice. The Company Notice shall constitute an irrevocable commitment to purchase from the Purchaser the Offered Securities on such terms and conditions. The purchase of the Offered Securities described in this Section 2.2(a) must be consummated by the Company or its designee before the later of (1) fifteen (15) Business Days following receipt of the Transfer Notice by the Company and (2) the Proposed Sale Date; provided that in the event (and only in the event) that a non-cash payment is being made for the Offered Securities, and the value of the purchase price has not yet been established, the closing of the purchase of the Offered Securities under this Section 2.2(a) shall occur immediately following determination of such purchase price, which determination shall be made as set forth in Section 2.2(b). If the Company (or its designee) exercises its rights pursuant to this Section 2.2(a), then any cash payment for the Offered Securities shall be effected by check or wire transfer against delivery of the Offered Securities to be purchased at the time of the closing of the purchase.

          (iii) For purposes of this Agreement, “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Texas generally are authorized or required by law or other government actions to close.

          b. Valuation of Property. If the Purchase Price specified in the Transfer Notice is wholly or partially payable through delivery of a promissory note, then the Company or its designee may effect payment in the same fashion. If the Purchase Price specified in the Transfer Notice is payable in property other than cash or indebtedness, the Company or its designee shall have the right to pay the Purchase Price in the form of cash equal in amount to the value of such property. If the Purchaser and the Company (or its designee) cannot agree on such cash value within fifteen (15) Business Days after the Company’s receipt of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing selected by the Purchaser and the Company or, if they cannot agree on such an appraiser within ten (10) calendar days thereafter, each shall select an appraiser of recognized standing, and the two appraisers shall promptly designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Purchaser and the Company (or its designee). If the time for the closing of the Company’s (or its designee’s) purchase has expired but for the determination of the value of the Purchase Price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth Business Day after such valuation shall have been made pursuant to this subsection.

          c. Purchaser’s Right to Sell if Option Not Exercised. If the rights granted to the Company pursuant to this Section 2.2 are waived, or the Company (or its designee) fails to exercise such rights, then the Purchaser shall have the right to effect the Transfer until the later of (1) sixty (60) days from the date of delivery of the Transfer Notice or (2) the Proposed Sale Date, of all of the Offered Securities to the Private Buyer specified in the Transfer Notice at a price no less than the Purchase Price and on terms no more favorable to the Private Buyer than specified in the Transfer Notice.

     2.3 Transfer Restrictions Generally.

          a. If the Purchaser should decide to Transfer the Restricted Securities held by it, the Purchaser understands and agrees that it generally may do so only pursuant to an effective registration statement under the Securities Act of 1933, as amended (“Securities Act”), to the Company or pursuant to an available exemption from the registration requirements of the Securities Act or Rule 144 promulgated under the Securities Act (“Rule 144”) or any other available exemption from the Securities Act. In connection with any Transfer of any Restricted Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that such Transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if the Restricted Securities may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Purchaser if the Purchaser provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Subject to compliance with the other terms of this Agreement, if the Purchaser provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that the Transfer of the Restricted Securities may be made without registration under the Securities Act, or the Purchaser provides the Company with reasonable assurances that the Restricted Securities can be sold pursuant to Rule 144, the Company shall permit the Transfer, and, in the case of Common Stock, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser and without any restrictive legend. Notwithstanding the foregoing or anything else contained herein to the contrary, the Restricted Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

          b. The Purchaser agrees to the imprinting, so long as is required by this Section 2.3(b), of the following legend, or a similar legend to the same effect, on the Restricted Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THE SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS DETERMINED PURSUANT TO AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION.

          The Restricted Securities shall not contain the legend set forth above (i) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not necessary given the applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or (ii) if such Restricted Securities may be sold pursuant to Rule 144(k). The Company agrees that it will provide the Purchaser, upon request, with a certificate or certificates representing shares of Common Stock, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, at its own expense, upon request and upon the delivery of the legended certificate(s), reissue such certificate or certificates free of any legend.

     2.4 Application of Agreement Following Transfers. Notwithstanding any other provision of this Agreement, the Purchaser may Transfer the Restricted Securities to an affiliate (as such term is defined in Rule 405 promulgated under the Securities Act, an “Affiliate”) at any time without compliance with Sections 2.1 or 2.2, provided, that such Affiliate shall execute an addendum to this Agreement and shall be bound by all of the terms of this Agreement to the same extent as the Purchaser. In the event of a Transfer of Restricted Securities in accordance with the terms of this Agreement to a party that is not an Affiliate of the Purchaser, such Restricted Securities shall no longer be subject to the restrictions set forth in this Agreement and the transferee shall not otherwise be a party to, or have any of the rights or obligations hereunder.

ARTICLE III.

SPECIAL CONSENT RIGHTS

     3.1 Special Consent Rights. Throughout the period ending on the earlier of (a) the second anniversary of the date of registration of the Purchased Shares and the Warrant Shares pursuant to the Registration Rights Agreement, and (b) the date on which the Purchaser together with the Purchaser’s Affiliates shall own in the aggregate neither (i) the Minimum Ownership Interest, nor (ii) seventy-five percent (75%) or more of the combined number of shares of Common Stock (x) purchased by the Purchaser pursuant to the Stock Purchase Agreement, (y) subject to purchase pursuant to the Purchased Warrants from time to time prior to the Expiration Date of each Purchased Warrant, and (z) issued pursuant to exercise of the Purchased Warrants from time to time, the Company shall not consummate any of the following without the prior written consent of the Purchaser:

          a. any sale by the Company of a substantial portion of its assets or stock, or any consolidation or merger of the Company with another entity, or any material acquisition of or by the Company;

          b. any transaction in which operational, managerial or voting control of the Company is transferred;

          c. the creation of any equity or convertible debt security senior to the Common Stock;

          d. repurchase or redeem any shares of the Company’s Series A Convertible Preferred Stock;

          e. enter into a new line of business or effect a material change in the nature of the Company’s business; or

          f. enter into, or permit any Subsidiary to enter into, any contract, agreement, understanding or arrangement relating to activities conducted by the Company or its affiliates outside of the United States, such approval not to be unreasonably withheld if permitting the Company or a Subsidiary (as applicable) to do so is in the best interests of the Company and its shareholders.

ARTICLE IV.

OTHER AGREEMENTS

     4.1 Financial Statements and Other Information. If at any time, the Company is not subject to Section 13 or 15(d) of the Exchange Act, and for so long as the Purchaser and the Purchaser’s Affiliates beneficially own in the aggregate not less than the Minimum Ownership Interest, the Company shall deliver to the Purchaser, in form and substance satisfactory to the Purchaser:

          a. as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by a management summary and analysis of the operations of the Company for such fiscal year and by the opinion of a reputable independent certified public accounting firm which report shall state without qualification that such financial statements present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis;

          b. as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company as presenting fairly the consolidated financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end adjustments and the absence of footnotes required by GAAP; and

          c. such other information of the type that would satisfy Rule 144A(d)(4)(i).

     4.2 Books and Records. The Company shall keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and its Subsidiaries in accordance with GAAP consistently applied.

     4.3 Inspection. As long as the Purchaser and the Purchaser’s Affiliates hold in the aggregate not less than the Minimum Ownership Interest, the Company shall permit representatives of the Purchaser to visit and inspect any of its properties and make copies of the Company’s corporate and financial records, and to discuss its affairs, finances and accounts with its directors and officers, all at such reasonable times during normal business hours and as often as may be reasonably requested upon reasonable advance notice to the Company. Prior to exercising rights under this Section, any Person conducting such visit or inspection shall be required to enter into a confidentiality agreement with the Company.

     4.4 Board Representation. a. Immediately prior to the Closing, the Board of Directors of the Company will be comprised of no more than seven members, and immediately after the Closing, the Board will be comprised of no more than nine members. The Company agrees that for so long as the Purchaser together with the Purchaser’s Affiliates owns the Minimum Ownership Interest, the Board will be comprised of no less than three and no more than twelve directors. Immediately after the Closing, the Company shall fill two newly established seats on its Board of Directors with two persons designated by the Purchaser, which designees shall initially be Barry Reisig and another designee reasonably acceptable to the Company (the “Purchaser Designees”). The Purchaser Designees shall serve in accordance with the Articles of Incorporation and the Bylaws until the next succeeding annual meeting of shareholders of the Company to be held after such election for the purpose of electing directors.

          b. As long as the Purchaser together with the Purchaser’s Affiliates shall own in the aggregate, as of the last date upon which shareholder proposals must be submitted to the Company for inclusion in the Company’s proxy statement relating to the election of directors, not less than the lesser of (i) twenty-five percent (25%) of the Common Stock on a Fully-Diluted Basis or (ii) seventy-five percent (75%) or more of the combined number of shares of Common Stock (x) purchased by the Purchaser pursuant to the Stock Purchase Agreement, (y) subject to purchase pursuant to the Purchased Warrants from time to time prior to the Expiration Date of each Purchased Warrant, and (z) issued pursuant to exercise of the Purchased Warrants from time to time, the Purchaser shall be entitled to designate to the Board of Directors the Purchaser Designees to serve as two of the directors of the Company; provided, however that if the total number of directors of the Company is fixed at greater than nine, then the Purchaser shall be entitled to designate to the Board of Directors a third Purchaser Designee to serve as a director of the Company. As long as the Purchaser and the Purchaser’s Affiliates own in the aggregate not less than the Minimum Ownership Interest as of the last date upon which shareholder proposals must be submitted to the Company for inclusion in the Company’s proxy statement relating to the election of directors, the Purchaser shall be entitled to designate to the Board of Directors a single Purchaser Designee to serve as one of the directors of the Company. Provided that such Purchaser Designee(s) meet the criteria for board nomination set forth in the Company’s Nominating Committee Charter, the Company shall cause such Purchaser Designee(s) to be included in the slate of nominees recommended by the Board of Directors to the Company’s shareholders for election as directors, and the Company shall use its reasonable best efforts to cause the election of such Purchaser Designee(s), including using its reasonably best efforts to cause officers of the Company who hold proxies (unless otherwise directed by the shareholder submitting such proxy) to vote such proxies in favor of the election of such Purchaser Designee(s), unless the Board of Directors determines in good faith, with the written advice of outside counsel, that it would be inconsistent with its fiduciary duties to take such actions. As long as the Purchaser and the Purchaser’s Affiliates continue to own in the aggregate not less than the applicable foregoing percentages of Common Stock, and in the event that a Purchaser Designee(s) shall cease to serve as a director for any reason, the Company shall use its reasonable best efforts to cause any vacancy resulting thereby to be filled by another designee of the Purchaser.

          c. Notwithstanding anything to the contrary contained in this Agreement, the Company shall provide such reimbursement and compensation to the Purchaser Designees as is consistent with the reimbursement and compensation provided to the non-employee members of the Board of Directors.

          d. As long as the Purchaser and the Purchaser’s Affiliates own in the aggregate not less than the Minimum Ownership Interest, the Purchaser shall have the right to designate one observer, who shall initially be Sharad Tak, who shall have the right to attend all regular, special and telephonic meetings of the Board of Directors, except to the extent that such attendance would negate any attorney-client privilege.

     4.5 Offering Notice; Rights of First Offer; Exercise; Closing. a. Except for (i) Common Stock or options to acquire Common Stock issued pursuant to any Company Plan or issued to employees, directors or officers of, or consultants to, the Company or any of its Subsidiaries pursuant to any compensatory plan, agreement or arrangement approved by the Board of Directors or the Compensation Committee, (ii) a subdivision of the outstanding shares of Common Stock into a larger or smaller number of shares of Common Stock, (iii) capital stock issued upon exercise, conversion or exchange of any security convertible into shares of Common Stock issued and outstanding on the date of this Agreement or issued in connection with the Stock Purchase Agreement (including the Warrants), and (iv) capital stock or securities convertible into capital stock of the Company issued in consideration of or otherwise relating to an acquisition of any Person, approved by the Board of Directors, by the Company of another Person ((i)-(iv) being referred to collectively as “Exempt Issuances”), and subject to any right of first offer existing on the date of this Agreement, during the eighteen-month period immediately following the Closing Date, if the Company wishes to issue any capital stock or any other securities convertible into or exchangeable for capital stock of the Company (collectively, “New Securities”) to any Person (the “Third Party Offeree”), then the Company shall offer such New Securities first to the Purchaser by sending written notice (the “New Issuance Notice”) to the Purchaser, which New Issuance Notice shall state (x) the number of New Securities proposed to be issued and (y) the proposed purchase price, or mechanism for determining the proposed purchase price, per security of the New Securities (as calculated, the “Proposed Price”). Upon delivery of the New Issuance Notice, such offer shall be irrevocable unless and until the rights provided for in Section 4.5(b) shall have been waived or shall have expired.

          b. For a period of five (5) Business Days after the giving of a New Issuance Notice, the Purchaser shall have the right to purchase up to fifty percent (50%) of the New Securities less the amount of New Securities purchased by holders of rights of first offer existing on the date of this Agreement at a purchase price equal to the Proposed Price and upon the same terms and conditions set forth in the New Issuance Notice. The Purchaser may transfer all or any portion of its rights pursuant to this Section 4.5 to any Affiliate of the Purchaser.

          c. The right of the Purchaser to purchase the New Securities under subsection (b) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the five Business Day period referred to in subsection (b) above, to the Company, which notice shall state the amount of New Securities that the Purchaser elects to purchase pursuant to Section 4.5(b). The failure of the Purchaser to respond within such five Business Day period shall be deemed to be a waiver of the Purchaser’s rights under Section 4.5(b), provided that the Purchaser may waive its rights under Section 4.5(b) prior to the expiration of such five Business Day period by giving written notice to the Company.

          d. The closing of the purchase of New Securities subscribed for by the Purchaser under this Section 4.5 shall be held at the executive office of the Company at 11:00 a.m., local time, on the date of the closing of the sale to the Third Party Offeree if the Purchaser elect to purchase any of the New Securities under this Section 4.5, or at such other time and place as the parties to the transaction may agree. At such closing, such New Securities shall be issued free and clear of all Liens (other than those arising hereunder or under the Transaction Documents and those attributable to actions by the purchaser thereof) and the Company shall so represent and warrant, and further represent and warrant that such New Securities shall be, upon issuance thereof to the Purchaser and after payment therefor, duly authorized, validly issued, fully paid and non-assessable. The Company shall deliver certificates representing the New Securities no later than five (5) Business Days after such closing. The Purchaser shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate. Nothing in this Section 4.5 shall prevent or delay the Company from consummating the closing of the issuance and sale of the New Securities to any Third Party Offeree; provided that the Company complies with its obligations under this Section 4.5.

ARTICLE V.

GENERAL PROVISIONS

     5.1 Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

     5.2 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 5:00 p.m. eastern time (“ET”) where such notice is received) or the first business day following such delivery (if received after 5:00 p.m. ET where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

Healthaxis Inc. The Towers at Williams Square 5215 N. O’Connor Blvd., Suite 800 Irving, Texas 75039 Telephone: (972) 443-5000 Facsimile: (972) 556-0572 Attention: J. Brent Webb, Esq., General Counsel

          With a copy to:

Locke Liddell & Sapp LLP 2200 Ross Avenue, Suite 2200 Dallas, Texas 75201-6776 Telephone: (214) 740-8000 Facsimile: (214) 756-8675 Attention: John B. McKnight, Esq.

          If to the Purchaser to:

Tak Investments, Inc. 400 Professional Drive, Suite 420 Gaithersburg, Maryland 20879 Attention: Sharad Tak

          With a copy to:

Shaw Pittman LLP 1650 Tysons Boulevard Suite 1400 McLean, Virginia 22102 Attention: Steven L. Meltzer, Esq. Telecopy: (703) 770-7901

Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

     5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     5.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     5.5 References. References herein to Sections are to Sections of this Agreement, unless otherwise expressly provided.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the parties hereto.

     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     5.8 Governing Law and Forum. The corporate laws of the Commonwealth of Pennsylvania shall govern all issues concerning the relative rights of the Company and the Purchaser as its shareholder. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to the principles of conflicts of law thereof. Any dispute, difference, controversy or claim arising in connection with or related or incidental to a matter arising under this Agreement shall be finally settled using the arbitration provisions set forth in Section 10.8 of the Purchase Agreement.

     5.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     5.10 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each party hereto will be entitled to specific performance of the obligations hereunder without the showing of economic loss and without any bond or other security being required. Each of the Company and the Purchaser agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.12 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser hereunder or pursuant to the Transaction Documents or the Purchaser enforces or exercises the Purchaser’s rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.13 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.14 Automatic Adjustments. In the event that the number of shares of Common Stock is changed into a different number of shares of any class or classes of stock, whether by subdivision, split, recapitalization, reclassification, exchange, substitution of otherwise, all references herein to numbers of shares of Common Stock (or Restricted Securities) and per share prices of stock shall be appropriately adjusted.

[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Investors Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

HEALTHAXIS INC.

By:

Name:	James W. McLane
Title:	Chief Executive Officer

TAK INVESTMENTS, INC.

By:

Name:

Title:

     The undersigned sole stockholder of the Purchaser does hereby acknowledge the receipt of certain benefits derived from the promises and covenants of the Company owed to the Purchaser under this Agreement, and does hereby agree to be bound by the terms of Section 1.1 of this Agreement.

Sharad Tak

Appendix F

REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this “Agreement”) is made and entered into as of ________ __, 2005, among Healthaxis Inc., a Pennsylvania corporation (the “Company”), and ___________ (the “Holder”).

          This Agreement is made pursuant to the Stock and Warrant Purchase Agreement, dated as of February 23, 2005 among the Company and the Holder (the “Purchase Agreement”).

          The Company and the Holder hereby agree as follows:

     1. Definitions

          Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” controlling” and “controlled” have meanings correlative to the foregoing.

          “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Texas generally are authorized or required by law or other government actions to close.

          “Closing Date” means the Closing Date, as defined in the Purchase Agreement.

          “Commission” means the Securities and Exchange Commission.

          “Common Stock” means the Company’s Common Stock, par value $.10 per share.

          “Effectiveness Date” means the earlier of: (i) ten days after the Company has received notice (written or oral) from the Commission that the Commission’s staff will not be reviewing the Registration Statement or has no further comments on the Registration Statement or (ii) 120 days following the Filing Date.

          “Effectiveness Period” has the meaning set forth in Section 2(a) hereof.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Registration Rights Agreement

          “Filing Date” means the date on which the Initial Registration Statement is filed with the Commission, which shall be as soon as practicable after the Closing Date, but in no event later than the 30th Business Day following the Closing Date.

          “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

          “Indemnified Party” has the meaning set forth in Section 5(c) hereof.

          “Indemnifying Party” has the meaning set forth in Section 5(c) hereof.

          “Initial Registration Statement” has the meaning set forth in Section 2(a) hereof.

          “Losses” has the meaning set forth in Section 5(a) hereof.

          “Majority Holders” means the Holders of at least sixty (60%) percent of the then outstanding Registrable Securities (as calculated on an as-converted or as-exercised basis).

          “Nasdaq” means The Nasdaq Stock Market.

          “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          “Proceeding” means any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          “Registrable Securities” means: (i) the Purchased Shares and the Warrant Shares and (ii) any shares of the Company’s capital stock issued with respect to the Securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, that, a security shall cease to be a Registrable Security upon (A) such security becoming eligible for sale by the Holders pursuant to Rule 144(k) and (B) the Holder of such security is not deemed to be an Affiliate under Rule 144(k) as determined by the mutual written Agreement of the Company and such Holder, as set forth in Section 2(a).

          “Registration Statement” means the Initial Registration Statement and any additional registration statements contemplated by Sections 2(a) or 2(b), including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre-effective and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement.

Registration Rights Agreement

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

          “Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

          “Securities” means the Purchased Shares and the Purchased Warrants granted to the Holders under the Purchase Agreement.

          “Securities Act” means the Securities Act of 1933, as amended.

          “Special Counsel” means one special counsel to the Holders, as identified by the Majority Holders.

     2. Registration Requirements

          (a) Filing and Effectiveness Obligations. On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement (the “Initial Registration Statement”) which shall cover all Registrable Securities for an offering to be made on a continuous basis pursuant to a “shelf” registration statement under Rule 415. The Initial Registration Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register the Registrable Securities for resale on Form S-3, in which case such registration shall be on another appropriate form reasonably acceptable to the Majority Holders). The Company shall: (i) not permit any securities other than the Registrable Securities to be included in the Initial Registration Statement (except pursuant to the exercise of other registration rights outstanding on the date of this Agreement), (ii) use its best efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the Filing Date, but in any event on or prior to the Effectiveness Date, and (iii) keep such Initial Registration Statement continuously effective under the Securities Act (subject to Section 3(r)) for a period that will terminate upon the date on which all Registrable Securities covered by such Registration Statement that are held by a Holder may be sold pursuant to Rule 144(k) and such Holder is not deemed to be an Affiliate under Rule 144(k), as determined by the mutual written agreement of the Company and such Holder (it being understood that the Company and a Holder may reach such a mutual agreement with respect to less than all of the Registrable Securities held by such Holder, and in such event the Company’s registration obligations with respect thereto shall cease) (the “Effectiveness Period”). Once the Company is no longer required to keep the Initial Registration Statement effective with respect to all or a portion of the Registrable Securities of a given Holder, the Company shall have no further obligations hereunder with respect to the registration for resale of such shares of Registrable Securities and such shares shall no longer be deemed “Registrable Securities” hereunder.

Registration Rights Agreement

          (b) Piggyback Registrations. Except as otherwise provided in this Section 2(b), if at any time the Company decides to prepare and file with the Commission a Registration Statement relating to an underwritten public offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then-equivalent forms relating to equity securities to be issued in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such decision and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will use reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holder in connection with such underwritten public offering; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall decide for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such decision to such Holder and, thereupon: (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 2(b) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities that such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 2(b) that are eligible for sale pursuant to Rule 144(k) of the Securities Act, as determined by the mutual written agreement of the Company and such Holder (it being understood that the Company and a Holder may reach such a mutual agreement with respect to less than all of the Registrable Securities held by such Holder, and in such event the Company’s registration obligations with respect thereto shall cease). Notwithstanding any other provision of this Section 2(b), in the case of an underwritten public offering, if the managing underwriter reasonably determines that marketing factors require a limitation on the number of shares to be offered, the underwriter may (subject to the allocation priority set forth below) exclude from such Registration Statement up to all of the securities which would otherwise be offered by persons other than the Company for the Company’s own account. The Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be offered and the number of shares of securities that are to be excluded from registration. Securities to be excluded from registration shall be determined in the following order of priority: first to be excluded, the securities held by any person not having contractual piggyback registration rights; second to be excluded, securities held by any person having contractual piggyback registration rights pursuant to an agreement other than either the Rights Agreement dated as of November 13, 1998 by and between the Company and America Online, Inc. or this Agreement; third to be excluded, Registrable Securities of the Holders, reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration); and last to be excluded, securities held by any person having contractual piggyback registration rights pursuant to the Rights Agreement dated as of Novermber 13, 1998 by and between the Company and America Online, Inc.

Registration Rights Agreement

          (c) Form S-3 Eligibility. The Company represents and warrants that, as of the date hereof, it meets the registrant eligibility and transaction requirements for the use of Form S-3 (for secondary offerings) for the registration of the sale of Registrable Securities by the Holders and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner so as to maintain such eligibility for the use of Form S-3.

     3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

          (a) Preparation of Registration Statement. Prepare and file with the Commission on or prior to the Filing Date a Registration Statement on Form S-3 or its successor form (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith, which shall include a Plan of Distribution substantially in the form of Exhibit A annexed hereto, unless in connection with a Piggyback Registration), or such other form agreed to by the Company and by the Majority Holders, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, if reasonably practicable: (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, their Special Counsel and such managing underwriters and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Majority Holders, their Special Counsel or any managing underwriters shall reasonably object, and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Holders, the Holder’s beneficial ownership of securities of the Company or the Holders intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Holders.

          (b) Amendments. (i) Prepare and file with the Commission any amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as are required to be filed hereunder in order to register all of the Registrable Securities for resale under the Securities Act, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so amended or supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act, (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as practicable, but in no event later than ten (10) Business Days, (iv) provide the Holders true and complete copies of all correspondence to and from the Commission relating to the Registration Statement and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with

Registration Rights Agreement

respect to the disposition of all of the Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notifications. Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters as promptly as possible (and, in the case of (i)(A) below, not less than two (2) days prior to such filing and, in the case of (i)(C) below, not later than the second Business Day after effectiveness) and, if requested by any such Person, confirm such notice in writing no later than two (2) Business Days following the day: (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of the Commission’s issuance of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceeding for that purpose, (iv) that any of the representations and warranties of the Company contained in this Agreement ceases to be true and correct in all material respects, (v) of the Company’s receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vii) the beginning and end of a black-out period pursuant to Section 3(r).

          (d) Suspensions. Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of: (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) Supplements and Post-Effective Amendments. If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be offered under a Registration Statement: (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement, such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to counsel to the Holders), violate applicable law.

Registration Rights Agreement

          (f) Copies of Registration Statement. Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Copies of Prospectus. Promptly deliver to each Holder, their Special Counsel and any managing underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Blue Sky. Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Certificates. Cooperate with the Holders and any managing underwriters to (A) facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement, and such certificates shall be free, to the extent permitted by applicable law and the Investor Rights Agreement, of all restrictive legends, and (B) enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request.

          (j) Supplements and Amendments. Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Registration Rights Agreement

          (k) Listing. Cause all Registrable Securities relating to such Registration Statement to be listed on Nasdaq or any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (l) Underwriting Agreement and Related Documents. Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into: (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested, (ii) in the case of an underwritten offering obtain and deliver copies thereof to the managing underwriters, if any, or in the case of non-underwritten offerings, if reasonably requested by the selling Holders, obtain and deliver copies thereof to such selling Holders, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters, (iii) immediately prior to the effectiveness of a Registration Statement, and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto, and, in the case of non-underwritten offerings, at such time as the selling Holders may reasonably request (and at the expense of the selling Holders), obtain and deliver copies to the Holders and the managing underwriters, if any, of “cold comfort” letters and updates thereof from the Company’s independent certified public accountants (and, if required, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, if any, in form and substance as are customary in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to the managing underwriters, if any, and the Holders of a majority of Registrable Securities participating in such offering) and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or any other agreement entered into by the Company.

          (m) Due Diligence. Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept and during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in

Registration Rights Agreement

each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that if any information is determined in good faith by the Company (in writing) to be of a confidential nature at the time of delivery of such information, then prior to delivery of such information, the Company and the Holders shall enter into a confidentiality agreement reasonably acceptable to the Company and the Holders providing that such information shall be kept confidential, unless: (i) disclosure of such information is required by a court or administrative order or is necessary to respond to inquiries of regulatory authorities (provided, however, that the Company shall be given notice of any such pending disclosure so that the Company may seek a protective order), (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

          (n) Earnings Statement. Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year): (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statements shall conform to the requirements of Rule 158.

          (o) Information. The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company in connection with the preparation of the Registration Statement unless: (i) disclosure of such information is necessary to comply with federal or state securities laws, as determined in the opinion of legal counsel to the Company, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

Registration Rights Agreement

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that: (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company or otherwise that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

          (p) Responses to the Commission. The Company agrees to respond fully and completely to any and all comments on a Registration Statement received from the Commission staff as promptly as possible but, for non-underwritten offerings, in no event later than ten (10) Business Days of the receipt of such comments, regardless of whether such comments are in oral or written form.

          (q) Confirmation of Effectiveness. Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission.

          (r) Black-out Periods. The Company may by written notice require that the Holders immediately cease sales of Registrable Securities pursuant to a Registration Statement at any time that: (i) the Company becomes engaged in a business activity or negotiation which is not disclosed in a Registration Statement (or the prospectus included therein) which the Company reasonably believes must be disclosed therein under applicable law and which the Company desires to keep confidential for business purposes, (ii) the Company determines that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Company or its business or prospects or (iii) the Registration Statement can no longer be used under

Registration Rights Agreement

the existing rules and regulations promulgated under the Securities Act (each of (i), (ii) or (iii), a “Material Condition”). The Company shall not be required to disclose to the Holders which of the reasons specified in (i), (ii) or (iii) above is the basis for requiring a suspension of sales due to the occurrence of a Material Condition. The Company shall use its commercially reasonable best efforts to ensure that the use of the Registration Statement (and the prospectus included therein) may be resumed as soon as it is practicable.

     4. Registration Expenses

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not pursuant to a Registration Statement and whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to such Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (a) all registration and filing fees (including, without limitation, reasonable fees and expenses (i) incurred with respect to filings required to be made with Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (ii) incurred in connection with compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) Securities Act liability insurance, if the Company so desires such insurance, and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement (other than underwriting fees, discounts or commissions applicable to the sale of Registrable Securities). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

     5. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and their respective Affiliates, and the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors, employees, successors and assigns of each of them, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims,

Registration Rights Agreement

damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, “Losses”), as incurred, arising out of or relating to: (i) any untrue or allegedly untrue statement of a material fact contained in the Registration Statement, any Prospectus, any form of prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that any untrue statements or omissions are based solely upon and in conformity with information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied upon by the Company for use therein or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way), (ii) any violation or alleged violation by the Company or any of its Affiliates or agents of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law or any rule or regulation thereunder relating to the offer or sale of Registrable Securities and (iii) any costs of enforcing the Company’s indemnification obligations under this Section 5(a). The Company shall not, however, be liable for any Losses to any Holder (a) with respect to any untrue or allegedly untrue statement of material fact or omission or alleged omission of material fact if such statement or omission was made in a preliminary Prospectus and such Holder did not provide the final Prospectus (or any amendment or supplement thereto) to the purchaser of the relevant securities at or prior to the confirmation of the sale of the Registrable Securities in any case where such delivery is required by the Securities Act, and the untrue or allegedly untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in such final Prospectus (or any amendment or supplement thereto), unless the failure to deliver such final Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(g) of this Agreement, or (b) in the event that notwithstanding the fact that the Company advised the Holder in writing pursuant to Section 3(r) hereof that sales of Registrable Securities cannot be made under a Registration Statement because of non-public Company developments that the Company reasonably believes must be disclosed in the Registration Statement under applicable law and which disclosure was not made (a “Non-Public Development”), the Holder nonetheless sells Registrable Securities and a judgment is entered by a court or administrative tribunal of competent jurisdiction against the Holder on the basis that the Registration Statement or Prospectus did not contain disclosure of the Non-Public Development or that the Holder sold such Registrable Securities while in the possession of the Non-Public Development, but only to the extent of such judgment.

          The Company shall promptly notify the Holders of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

Registration Rights Agreement

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, and the directors, officers, agents and employees of the Company, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement, any Prospectus or any form of prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, that such Holder agrees its consent to any such settlement will not be unreasonably withheld if such Holder will not be liable for any payments or incur any out-of-pocket expenses with respect to such settlement. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have reasonably concluded on the advice of counsel that there are legal defenses available to it that are different from or additional to those available to the Indemnifying Party or (iv) the named parties to any such Proceeding (including any impleaded parties) include

Registration Rights Agreement

both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including, but not limited to, reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis, regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, however, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent that there is a final judicial determination that such Indemnified Party is not entitled to indemnification hereunder.

          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) hereof is unavailable to an Indemnified Party because of the failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of any Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and such Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or allegedly untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c) hereof, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with (i) any Proceeding to the extent that such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms and (ii) enforcing any rights under this Section 5. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

Registration Rights Agreement

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6. Miscellaneous

          (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, except to the extent that such inconsistencies have been eliminated by subsequent amendment or waiver of any such agreement. In furtherance and not in limitation of the foregoing, the Company agrees that from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include any of such securities in any registration filed under Section 2(b) hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities of the Holders that are included in such registration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

          (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Majority Holders; provided, however, that for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other

Registration Rights Agreement

Holders may be given by the Majority Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future Holder, and the Company. Upon effectiveness of each such amendment or waiver, the Company shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

          (d) Notices. Any notices, consents, waivers or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received) or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are:

          If to the Company:

Healthaxis, Inc. The Towers at Williams Square 5215 N. O’Connor Blvd., Suite 800 Irving, Texas 75039 Telephone: 972-443-5000 Facsimile: 972-556-0572 Attention: J. Brent Webb, Esq.

          With a copy to (which copy shall not constitute notice):

Locke Liddell & Sapp LLP 2200 Ross Avenue, Suite 2200 Dallas, Texas 75201 Telephone: 214-740-8000 Facsimile: 214-756-8675 Attention: John B. McKnight

          If to Purchaser to:

Tak Investments, Inc. 400 Professional Drive, Suite 420 Gaithersburg, Maryland 20879 Attention: Sharad Tak

Registration Rights Agreement

          With a copy,
           (which copy shall not constitute notice), to:

Shaw Pittman LLP 1650 Tysons Boulevard Suite 1400 McLean, Virginia 22102 Attention: Steven L. Meltzer, Esq. Facsimile: (703) 770-7901

          Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Majority Holders. The rights of each Holder hereunder, including the right to have the Company register Registrable Securities for resale in accordance with the terms of this Agreement, shall be assignable by each Holder if (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, to the extent appropriate, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement. The rights to assignment shall apply to the Holders’ (and to subsequent) successors and assigns.

          (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (g) Governing Law and Forum. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of law. Any dispute, difference, controversy or claim arising in connection with or related or incidental to a matter arising under this Agreement shall be finally settled using the arbitration provisions set forth in Section 10.8 of the Purchase Agreement.

Registration Rights Agreement

          (h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any terms, provisions, covenants and restrictions that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (k) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate of the Company solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Registration Rights Agreement

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HEALTHAXIS INC.

By:

	Name:	James W. McLane
	Title:	Chief Executive Officer

HOLDERS:
TAK INVESTMENTS, INC.

By:

Name:
Title:

Registration Rights Agreement

EXHIBIT A

PLAN OF DISTRIBUTION

          We are registering the shares of common stock on behalf of the selling stockholders. All costs, expenses and fees in connection with the registration of the shares offered by this prospectus will be borne by our company, other than brokerage commissions and similar selling expenses, if any, attributable to the sale of shares of common stock, which will be borne by the selling stockholders. We have also agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act. Sales of shares of common stock may be effected by selling stockholders from time to time in one or more types of transactions (which may include block transactions) on Nasdaq, in the over-the-counter market, in privately negotiated transactions, through put or call options transactions relating to the shares of common stock, through short sales of shares of common stock, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices, and by using any other method permitted pursuant to applicable law. Such transactions may or may not involve brokers or dealers. The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinated broker acting in connection with the proposed sale of shares of common stock by the selling stockholders.

          The selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the shares of common stock or of securities convertible into or exchangeable for the shares of common stock in the course of hedging positions they assume with the selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealers or other financial institutions of the shares of common stock offered by this prospectus, which the broker-dealer or other financial institution may resell pursuant to this prospectus (as amended or supplemented to reflect such transaction).

          The selling stockholders may make these transactions by selling shares of common stock directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from selling stockholders and/or the purchasers of shares of common stock for whom these broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

          The selling stockholders may from time to time pledge or grant a security interest in some or all of the securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under an amendment or supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 modifying the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Registration Rights Agreement

          The selling stockholders and any broker-dealers that act in connection with the sale of shares of common stock may be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by these broker-dealers or any profit on the resale of the shares of common stock sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares of common stock against certain liabilities, including liabilities arising under the Securities Act.

          The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

          Because the selling stockholders may be “underwriters” within the meaning of Section 2(11) of the Securities Act, the selling stockholders may be subject to the prospectus delivery requirements of the Securities Act. Our company has informed the selling stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market. In addition, our company has made copies of this prospectus available to the selling stockholders and has informed them of the need for delivery of copies of this prospectus to purchasers at or prior to the time of any sale of the shares offered hereby.

          The selling stockholders also may resell all or a portion of the shares of common stock in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of Rule 144.

          Upon our company being notified by a selling stockholder that a material arrangement has been entered into with a broker-dealer for the sale of shares of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

  the name of each selling stockholder and of the participating broker-dealer(s);
  the number of shares of common stock involved;
  the initial price at which shares of common stock were sold;
  the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;
  that the broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and
  other facts material to the transactions.

Registration Rights Agreement

          In addition, upon our company being notified by a selling stockholder that a donee or pledgee intends to sell more than 500 shares of common stock, a supplement to this prospectus will be filed.

Registration Rights Agreement

HEALTHAXIS INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS FOR A
SPECIAL MEETING OF STOCKHOLDERS ON __________ __, 2005

     The undersigned shareholder of HEALTHAXIS INC., a Pennsylvania corporation (the “Company”), hereby acknowledges receipt of the official Notice of Special Meeting of Shareholders, dated March __, 2005, and hereby appoints J. Brent Webb and Jimmy D. Taylor, and each of them as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company, to be held on __________, __________ __, 2005, at 10:00 a.m., Central Standard Time, at the offices of the Company located at 5215 N. O’Connor Blvd., Suite 800, Irving, Texas 75039, and any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     1. To approve the issuance of 8,333,333 or more shares of the Company’s Common Stock, 2,222,222 of which will be issued immediately at closing and up to 6,111,111 of which may be issued upon the exercise of related Warrants to purchase shares of Common Stock, the related financing transactions contemplated by the Stock and Warrant Purchase Agreement dated February  23, 2005 between the Company and the investor named therein, and each of the forms of the Warrants, Investor Rights Agreement and the Registration Rights Agreement attached thereto;

☐ FOR	☐ AGAINST	☐ ABSTAIN

     2. To act upon such other matters as may properly come before the meeting, including any motion to adjourn the meeting to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the proposals or before any postponements or adjournments thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

1

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE APPROVAL OF THE ISSUANCE OF 8,333,333 OR MORE SHARES OF THE COMPANY’S COMMON STOCK, 2,222,222 OF WHICH WILL BE ISSUED IMMEDIATELY AT CLOSING AND UP TO 6,111,111 OF WHICH MAY BE ISSUED UPON THE EXERCISE OF RELATED WARRANTS TO PURCHASE SHARES OF COMMON STOCK, THE RELATED FINANCING TRANSACTIONS CONTEMPLATED BY THE STOCK AND WARRANT PURCHASE AGREEMENT DATED FEBRUARY 23, 2005 BETWEEN THE COMPANY AND THE INVESTOR NAMED THEREIN, AND EACH OF THE FORMS OF THE WARRANTS, INVESTOR RIGHTS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT ATTACHED THERETO; AND (2) TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY MOTION TO ADJOURN THE MEETING TO A LATER TIME TO PERMIT FURTHER SOLICITATION OF PROXIES IF NECESSARY TO ESTABLISH A QUORUM OR TO OBTAIN ADDITIONAL VOTES IN FAVOR OF THE PROPOSALS OR BEFORE ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:

_______________________________

_______________________________
Signature

_______________________________
Signature

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

2